Exhibit 99.14b

                                                                 EXECUTION COPY







                     MORGAN STANLEY MORTGAGE CAPITAL INC.

                                   Purchaser

                                      and

                            WELLS FARGO BANK, N.A.

                                    Company




                ---------------------------------------------


              MASTER SELLER'S WARRANTIES AND SERVICING AGREEMENT

                           Dated as of April 1, 2006

                ---------------------------------------------



              Fixed Rate and Adjustable Rate Prime Mortgage Loans



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                               TABLE OF CONTENTS



ARTICLE I.....................................................................1


DEFINITIONS...................................................................1


ARTICLE II...................................................................15


CONVEYANCE OF MORTGAGE LOANS; POSSESSION OF MORTGAGE FILES; BOOKS AND
RECORDS; CUSTODIAL AGREEMENT; DELIVERY OF DOCUMENTS..........................15


ARTICLE III..................................................................21


REPRESENTATIONS AND WARRANTIES REMEDIES AND BREACH...........................21


ARTICLE IV...................................................................40


ADMINISTRATION AND SERVICING OF MORTGAGE LOANS...............................40


ARTICLE V....................................................................59


PAYMENTS TO PURCHASER........................................................59


ARTICLE VI...................................................................61


GENERAL SERVICING PROCEDURES.................................................61


ARTICLE VII..................................................................66


COMPANY TO COOPERATE.........................................................66


ARTICLE VIII.................................................................67


THE COMPANY..................................................................67


ARTICLE IX...................................................................69


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AGENCY SALES, SECURITIZATION TRANSACTIONS OR WHOLE LOAN TRANSFERS............69


ARTICLE X....................................................................81


DEFAULT......................................................................81


ARTICLE XI...................................................................83


TERMINATION..................................................................83


ARTICLE XII..................................................................83


MISCELLANEOUS PROVISIONS.....................................................83




                                   EXHIBITS

              Exhibit A              Form of Assignment and Conveyance
                                     Agreement
              Exhibit B              Form of Assignment, Assumption and
                                     Recognition Agreement
              Exhibit C              Form of Company Certification
              Exhibit D              Custodial Agreement
              Exhibit E              Data File
              Exhibit F              Contents of each Mortgage File
              Exhibit G              Form of Opinion of Counsel
              Exhibit H              Servicing Criteria to be addressed in the
                                     Assessment of Compliance
              Exhibit I              Form of Sarbanes Certification
              Exhibit J              List of Freddie Mac Representations and
                                     Warranties
              Exhibit K              Form of Indemnification Agreement



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            This is a Master Seller's Warranties and Servicing Agreement for
fixed rate and adjustable rate residential, first lien mortgage loans, dated and effective as of April 1, 2006, and is executed between Morgan Stanley Mortgage Capital Inc. as purchaser (the "Purchaser"), and Wells Fargo Bank, N.A., as seller and servicer (the "Company").


                              W I T N E S S E T H


            WHEREAS, the Purchaser has agreed to purchase from the Company and the Company has agreed to sell to the Purchaser from time to time (each a "Transaction") on a servicing retained basis, certain first lien, fixed rate and adjustable rate residential mortgage loans (the "Mortgage Loans") which shall be delivered as whole loans (each a "Loan Package") on various dates (each a "Closing Date") as provided for in certain Assignment and Conveyance Agreements by and between the Purchaser and the Company as executed in conjunction with each Transaction;

            WHEREAS, each of the Mortgage Loans is secured by a mortgage, deed of trust or other security instrument creating a one- to four-family first lien on a residential dwelling located in the jurisdictions indicated on the related Mortgage Loan Schedule; and

            WHEREAS, the Purchaser and the Company wish to prescribe the manner of purchase of the Mortgage Loans and the conveyance, servicing and control of the Mortgage Loans.

            NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Purchaser and the Company agree as follows:



                                   ARTICLE I

                                  DEFINITIONS

            Whenever used herein, the following words and phrases, unless the content otherwise requires, shall have the following meanings:

            Accepted Servicing Practices: With respect to any Mortgage Loan, those customary mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as the Mortgage Loans in the jurisdiction where the related Mortgaged Property is located.

            Adjustable Rate Mortgage Loan: A Mortgage Loan that contains a provision pursuant to which the Mortgage Interest Rate is adjusted periodically.


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            Adjustment Date: As to each Adjustable Rate Mortgage Loan, the date on which the Mortgage Interest Rate is adjusted in accordance with the terms of the related Mortgage Note and Mortgage.

            Affiliate: Any Person who directly or indirectly controls, is controlled by, or is under direct or indirect common control with such person. For the purposes of this definition, the term "control" when used with respect to any Person means the power to direct the management and policies of such Person directly or indirectly, whether thorough the ownership of voting securities, by contract or otherwise.

            Agency/Agencies: Fannie Mae, Freddie Mac or GNMA, or any of them as applicable.

            Agency Sale: Any sale or transfer of some or all of the Mortgage Loans by the Purchaser to an Agency which sale or transfer is not a Securitization Transaction or Whole Loan Transfer.

            Agreement: This Master Seller's Warranties and Servicing Agreement and all exhibits hereto, amendments hereof and supplements hereto.

            ALTA: The American Land Title Association or any successor thereto.

            Appraised Value: With respect to any Mortgage Loan, the lesser of
(i) the value set forth on the appraisal made in connection with the origination of the related Mortgage Loan as to the value of the related Mortgaged Property, or (ii) the purchase price paid for the Mortgaged Property; provided, however, that in the case of a refinanced Mortgage Loan, such value shall be based solely on the appraisal made in connection with the origination of such Mortgage Loan.

            Assignment and Conveyance Agreement: The agreement substantially in the form of Exhibit A attached hereto.

            Assignment, Assumption and Recognition Agreement: The agreement substantially in the form of Exhibit B attached hereto.

            Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Purchaser or its designated assignee, or if the related Mortgage has been recorded in the name of MERS or its designee, such actions as are necessary to cause the Purchaser to be shown as the owner of the related Mortgage on the records of MERS for purposes of the system or recording transfers of beneficial ownership of mortgages maintained by MERS.

            Assignment of Mortgage Note and Pledge Agreement: With respect to a Cooperative Loan, as assignment of the Mortgage Note and Pledge Agreement.


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            Assignment of Proprietary Lease: With respect to a Cooperative
Loan, as assignment of the Proprietary Lease sufficient under the laws of the jurisdiction wherein the related Cooperative Apartment is located to effect the assignment of such Proprietary Lease.

            Business Day: Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking and savings and loan institutions in the State of Iowa, the State of California, the State of Maryland, the State of South Carolina, the State of Minnesota or the State of New York are authorized or obligated by law or executive order to be closed.

            Buydown Agreement: An agreement between the Company and a Mortgagor, or an agreement among the Company, a Mortgagor and a seller of a Mortgaged Property or a third party with respect to a Mortgage Loan which governs the payment by such Mortgagor, seller or third party of, and the application of Buydown Funds.

            Buydown Funds: In respect of any Buydown Mortgage Loan, any amount contributed by the seller of a Mortgaged Property subject to a Buydown Mortgage Loan, the buyer of such property, the Company or any other source, plus interest earned thereon, in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan.

            Buydown Mortgage Loan: Any Mortgage Loan in respect of which, pursuant to a Buydown Agreement, (i) the Mortgagor pays less than the full monthly payments specified in the Mortgage Note for a specified period, and
(ii) the difference between the payments required under such Buydown Agreement and the Mortgage Note is provided from Buydown Funds.

            Buydown Period: The period of time when a Buydown Agreement is in effect with respect to a related Buydown Mortgage Loan.

            Closing Date: The date or dates, set forth in the related Commitment Letter, on which from time to time the Purchaser shall purchase and the Company shall sell the Mortgage Loans listed on the respective Mortgage Loan Schedule for each Transaction.

            Code: The Internal Revenue Code of 1986, as it may be amended from time to time or any successor statute thereto, and applicable U.S. Department of the Treasury regulations issued pursuant thereto.

            Commission: The United States Securities and Exchange Commission.

            Commitment Letter: The commitment letter between the Purchaser to the Company which sets forth, among other things, the Purchase Price for certain Mortgage Loans described therein to be sold by the Company and purchased by the Purchaser on the Closing Date set forth therein.

            Company: Wells Fargo Bank, N.A., or its successor in interest or assigns, or any successor to the Company under this Agreement appointed as herein provided.


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            Company Certification: The certification delivered by the Company to the Purchaser in the form substantially similar to Exhibit C of this Agreement.

            Company Information: As defined in Section 9.01(f)(i)(A).

            Condemnation Proceeds: All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

            Cooperative: The entity that holds title (fee or an acceptable leasehold estate) to all of the real property that the Project comprises, including the land, separate dwelling units and all common areas.

            Cooperative Apartment: The specific dwelling unit relating to a Cooperative Loan.

            Cooperative Lien Search: A search for (a) federal tax liens, mechanics' liens, lis pendens, judgments of record or otherwise against (i) the Cooperative, (ii) the seller of the Cooperative Apartment and (iii) the Company if the Cooperative Loan is a refinanced Mortgage Loan, (b) filings of financing statements and (c) the deed of the Project into the Cooperative.

            Cooperative Loan: A Mortgage Loan that is secured by Cooperative Shares and a Proprietary Lease granting exclusive rights to occupy the related Cooperative Apartment.

            Cooperative Shares: The shares of stock issued by a Cooperative, owned by the Mortgagor, and allocated to a Cooperative Apartment.

            Covered Loan: A Mortgage Loan categorized as "Covered" pursuant to the Standard & Poor's Glossary for File Format for LEVELS(R) Version 5.6c, Appendix E, as revised from time to time and in effect on each related Closing Date.

            Custodial Account: The separate account or accounts created and maintained pursuant to Section 4.04.

            Custodial Agreement: That certain custodial agreement, dated as of October 1, 2005, by and between the Purchaser, the Company and the Custodian, a copy of which is annexed hereto as Exhibit D.

            Custodian: The custodian under the Custodial Agreement, or its successor in interest or assigns, or any successor to the Custodian under the Custodial Agreement as provided therein.

            Cut-off Date: With respect to each Transaction, the first day of the month in which the Closing Date occurs.


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            Data File: The electronic data file prepared by the Company and delivered to the Purchaser, including the data fields set forth on Exhibit E with respect to each Mortgage Loan, in relation to each Transaction.

            Deleted Mortgage Loan: A Mortgage Loan which is repurchased by the Company in accordance with the terms of this Agreement and which is, in the case of a substitution pursuant to Section 3.03, replaced or to be replaced with a Qualified Substitute Mortgage Loan.

            Depositor: The depositor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

            Determination Date: The Business Day immediately preceding the related Remittance Date.

            Due Date: The day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace, as specified in the related Mortgage Note.

            Due Period: With respect to each Remittance Date, the period commencing on the second day of the month preceding the month in which the related Remittance Date occurs ending on the first day of the month in which the related Remittance Date occurs.

            Errors and Omissions Insurance Policy: An errors and omissions insurance policy to be maintained by the Company pursuant to Section 4.12.

            Escrow Account: The separate account or accounts created and maintained pursuant to Section 4.06.

            Escrow Payments: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other related document.

            Event of Default: Any one of the conditions or circumstances enumerated in Section 10.01.

            Exchange Act:  The Securities Exchange Act of 1934, as amended.

            Fannie Mae: The Federal National Mortgage Association or any successor thereto.

            FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

            Fidelity Bond: A fidelity bond to be maintained by the Company pursuant to Section 4.12.


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            Freddie Mac: The Federal Home Loan Mortgage Corporation or any
successor thereto.

            GNMA: The Government National Mortgage Association or any successor thereto.

            Gross Margin: With respect to each Adjustable Rate Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note which is added to the Index in order to determine the related Mortgage Interest Rate, as set forth in the respective Mortgage Loan Schedule.

            High Cost Loan: A Mortgage Loan classified as (a) a "high cost" loan under the Home Ownership and Equity Protection Act of 1994, (b) a "high cost home," "threshold," "covered,", "high risk home," "predatory" or similar loan under any other applicable state, federal or local law or (c) a Mortgage Loan categorized as "High Cost" pursuant to the Standard & Poor's Glossary for File Format for LEVELS(R) Version 5.6c, Appendix E, as revised from time to time and in effect on each related Closing Date.

            Incremental Interest: As to any Incremental Rate Mortgage Loan, the amount of interest accrued on such Mortgage Loan attributable to the Incremental Rate; provided, however, that with respect to any payment of interest received in respect of such a Mortgage Loan (whether paid by the Mortgagor or received as Liquidation Proceeds or otherwise) which is less than the full amount of interest then due with respect to such Mortgage Loan, only that portion of such payment of interest that bears the same relationship to the total amount of such payment of interest as the Incremental Rate, if any, in respect of such Mortgage Loan bears to the Mortgage Interest Rate shall be allocated to the Incremental Interest with respect thereto.

            Incremental Rate: For an Incremental Rate Mortgage Loan, the per annum increase to the initial Mortgage Interest Rate set forth in the addendum to the related Mortgage Note, which increase takes effect upon the occurrence of certain specified conditions prior to the first Adjustment Date and remains in effect until the first Adjustment Date.

            Incremental Rate Mortgage Loan: A Mortgage Loan for which the related Mortgage Note includes an addendum that allows for an increase to the initial Mortgage Interest Rate upon the occurrence of certain specified conditions.

            Index: With respect to any Adjustable Rate Mortgage Loan, the index identified on the related Mortgage Loan Schedule and set forth in the related Mortgage Note for the purpose of calculating the interest thereon.

            Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property, including, without limitation, LPMI Proceeds, if applicable.

            Interest Only Mortgage Loan: A Mortgage Loan for which an interest-only payment feature is allowed during the interest-only period set forth in the related Mortgage Note.


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            Lender Paid Mortgage Insurance Policy or LPMI Policy: A PMI Policy
for which the Company pays all premiums from its own funds, without reimbursement therefor.

            Letter of Credit: With respect to a Pledged Asset Mortgage Loan, a guaranty issued to the Company by the Pledge Holder for the Pledged Value Amount.

            Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale, sale of REO property or otherwise, or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.

            Loan Package:  As defined in the Recitals of this Agreement.

            Loan-to-Value Ratio or LTV: With respect to any Mortgage Loan, the ratio of the original loan amount of the Mortgage Loan at its origination (unless otherwise indicated) to the Appraised Value of the Mortgaged Property.

            LPMI Proceeds: Proceeds of any Lender Paid Mortgage Insurance
Policy.

            Master Servicer: With respect to any Securitization Transaction, the "master servicer," if any, identified in the related transaction document.

            Maximum Mortgage Interest Rate: With respect to each Adjustable Rate Mortgage Loan, the absolute maximum Mortgage Interest Rate set forth in the related Mortgage Note.

            MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

            MERS Mortgage Loan: Any Mortgage Loan registered with MERS on the MERS System.

            MERS System: The system of recording transfers of mortgages electronically maintained by MERS.

            MIN: The Mortgage Identification Number used to identify mortgage loans registered under MERS.

            Minimum Mortgage Interest Rate: With respect to each Adjustable Rate Mortgage Loan, the absolute minimum Mortgage Interest Rate set forth in the related Mortgage Note.

            MOM Loan: Any Mortgage Loan as to which MERS is acting as mortgagee, solely as nominee for the originator of such Mortgage Loan and its successors and assigns.


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            Monthly Advance: The portion of each Monthly Payment that is delinquent with respect to each Mortgage Loan at the close of business on the Determination Date that is required to be advanced by the Company pursuant to
Section 5.03.

            Monthly Payment: The scheduled monthly payment of principal and interest on a Mortgage Loan or in the case of an Interest Only Mortgage Loan, payments of (i) interest, or (ii) principal and interest, as applicable, on a Mortgage Loan.

            Mortgage: The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note, or the Pledge Agreement securing the Mortgage Note for a Cooperative Loan.

            Mortgage File: The items pertaining to a particular Mortgage Loan referred to in Exhibit F annexed hereto, and any additional documents required to be added to the Mortgage File pursuant to this Agreement or the Custodial Agreement.

            Mortgage Impairment Insurance Policy: A mortgage impairment or blanket hazard insurance policy as described in Section 4.11.

            Mortgage Interest Rate: The annual rate of interest borne on a Mortgage Note in accordance with the provisions of the Mortgage Note.

            Mortgage Loan: An individual mortgage loan which is the subject of this Agreement and identified on the respective Mortgage Loan Schedule, which Mortgage Loan includes without limitation the Mortgage File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

            Mortgage Loan Documents: : With respect to a Mortgage Loan, the documents listed as items 1 through 10 of Exhibit F attached hereto.

            Mortgage Loan Remittance Rate: With respect to each Mortgage Loan, the annual rate of interest to be remitted to the Purchaser, which shall be equal to the related Mortgage Interest Rate minus the Servicing Fee Rate.

            Mortgage Loan Schedule: With respect to each Transaction, a schedule of Mortgage Loans setting forth the following information with respect to each Mortgage Loan: (1) the Company's Mortgage Loan number; (2) the city, state and zip code of the Mortgaged Property; (3) a code indicating whether the Mortgaged Property is a single family residence, two-family residence, three-family residence, four-family residence, planned unit development or Cooperative Apartment or condominium; (4) the current Mortgage Interest Rate; (5) the Servicing Fee Rate; (6) the current Monthly Payment;
(7) the original term to maturity; (8) the scheduled maturity date; (9) the principal balance of the Mortgage Loan as of the Cut-off Date after deduction of payments of principal due on or before the Cut-off Date whether or not collected; (10) the Loan-to-Value Ratio; (11) the due date of the Mortgage Loan; (12) whether


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the Mortgage Loan is convertible or not; (13) a code indicating the mortgage guaranty insurance company; (14) with respect to each MERS Mortgage Loan, the MIN; and (15) with respect to each Adjustable Rate Mortgage Loan, (a) the first Adjustment Date and the Adjustment Date frequency; (b) the Gross Margin;
(c) the Maximum Mortgage Interest Rate under the terms of the Mortgage Note;
(d) the Periodic Rate Cap; (e) the first Adjustment Date immediately following the related Cut off Date; and (f) the Index.

            Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

            Mortgaged Property: The real property securing repayment of the debt evidenced by a Mortgage Note, or with respect to a Cooperative Loan, the related Cooperative Apartment.

            Mortgagor:  The obligor on a Mortgage Note.

            Officer's Certificate: A certificate signed by the Chairman of the Board or the Vice Chairman of the Board or the President or a Vice President or an Assistant Vice President and certified by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Company, and delivered to the Purchaser as required by this Agreement, a form of which is attached hereto as Exhibit C.

            Opinion of Counsel: A written opinion of counsel, who may be an employee of the Company, reasonably acceptable to the Purchaser.

            Periodic Interest Rate Cap: As to each Adjustable Rate Mortgage Loan, the maximum increase or decrease in the Mortgage Interest Rate on any Adjustment Date pursuant to the terms of the Mortgage Note.

            Person: Any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

            Pledge Account: With respect to a Pledged Asset Mortgage Loan, an account that is managed by the Pledge Holder to secure a Letter of Credit.

            Pledge Agreement: With respect to a Cooperative Loan, the specific agreement creating a first lien on and pledge of the Cooperative Shares and the appurtenant Proprietary Lease.

            Pledge Holder: With respect to a Pledged Asset Mortgage Loan, the entity that holds the Pledge Account, manages the Pledge Account and provides the Letter of Credit.

            Pledge Instruments: With respect to a Cooperative Loan, the Stock Power, the Assignment of the Proprietary Lease and the Assignment of the Mortgage Note and Pledge Agreement.


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            Pledged Asset Mortgage Loan: A Mortgage Loan for which the
Mortgagor has pledged financial assets as partial collateral for the Mortgage Loan, in lieu of a cash down payment.

            Pledged Value Amount: With respect to a Pledged Asset Mortgage Loan, a minimum of 20% of the lower of the Purchase Price or Appraised Value of a Mortgaged Property.

            PMI Policy: A policy of primary mortgage guaranty insurance evidenced by an electronic form and certificate number issued by a Qualified Insurer, as required by this Agreement with respect to certain Mortgage Loans. The premiums on a PMI Policy may be paid by the Mortgagor or by the Company from its own funds, without reimbursement. If the premiums are paid by the Company, the PMI Policy is an LPMI Policy.

            Prepayment Penalty: Payments penalties, fees or charges calculated pursuant to the Mortgage Note and due pursuant to the terms of the Mortgage Loan as the result of a Principal Prepayment of the Mortgage Loan, not otherwise due thereon in respect of principal or interest.

            Prime Rate: The prime rate announced to be in effect from time to time, as published as the average rate in The Wall Street Journal.

            Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, including any Prepayment Penalty or premium thereon and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

            Principal Prepayment Period: The calendar month preceding the month in which the related Remittance Date occurs.

            Project: With respect to a Cooperative Loan, all real property owned by the related Cooperative including the land, separate dwelling units and all common areas.

            Proprietary Lease: With respect to a Cooperative Loan, a lease on a Cooperative Apartment evidencing the possessory interest of the Mortgagor in such Cooperative Apartment. -

            Purchase Price: The purchase price for each Loan Package shall be the purchase price specified in the related Commitment Letter.

            Purchaser: Morgan Stanley Mortgage Capital Inc., or its successor in interest or any successor to the Purchaser under this Agreement as herein provided.

            Qualified Correspondent: Any Person from which the Company purchased Mortgage Loans, provided that the following conditions are satisfied: (i) such Mortgage Loans were originated pursuant to an agreement between the Company and such Person that contemplated that such Person would underwrite mortgage loans from time to time, for sale to the Company, in accordance with underwriting guidelines designated by the Company ("Designated Guidelines") or guidelines that do not vary materially from such Designated Guidelines; (ii) such Mortgage Loans were in fact underwritten as described in clause (i) above and were acquired by the


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Company within one hundred eighty (180) days after origination; (iii) either
(x) the Designated Guidelines were, at the time such Mortgage Loans were originated, used by the Company in origination of mortgage loans of the same type as the Mortgage Loans for the Company's own account or (y) the Designated Guidelines were, at the time such Mortgage Loans were underwritten, designated by the Company on a consistent basis for use by lenders in originating mortgage loans to be purchased by the Company; and (iv) the Company employed, at the time such Mortgage Loans were acquired by the Company, pre-purchase or post-purchase quality assurance procedures (which may involve, among other things, review of a sample of mortgage loans purchased during a particular time period or through particular channels) designed to ensure that Persons from which it purchased mortgage loans properly applied the underwriting criteria designated by the Company.

            Qualified Depository: A deposit account or accounts maintained with a federal or state chartered depository institution the deposits in which are insured by the FDIC to the applicable limits and the short-term unsecured debt obligations of which (or, in the case of a depository institution that is a subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated A-1 by Standard & Poor's Ratings Services or Prime-1 by Moody's Investors Service, Inc. (or a comparable rating if another rating agency is specified by the Purchaser by written notice to the Company) at the time any deposits are held on deposit therein; provided, however, that in the event any of the Mortgage Loans are subject to a Pass Through Transfer, the Company agrees that the holding company or other entity which maintains any accounts subject to this definition, shall satisfy the rating requirements established by any Rating Agency which rates securities issued as part of the Securitization Transaction.

            Qualified Insurer: A mortgage guaranty insurance company duly authorized and licensed where required by law to transact mortgage guaranty insurance business and approved as an insurer by Fannie Mae or Freddie Mac.

            Qualified Substitute Mortgage Loan: A mortgage loan eligible to be substituted by the Company for a Deleted Mortgage Loan which must, on the date of such substitution, (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan; (ii) have a Mortgage Loan Remittance Rate not less than, and not more than two percent (2%) greater, than the Mortgage Loan Remittance Rate of the Deleted Mortgage Loan; (iii) have a remaining term to maturity not greater than and not more than one year less than that of the Deleted Mortgage Loan; (iv) be of the same type as the Deleted Mortgage Loan and (v) comply with each representation and warranty set forth in Sections 3.01 and 3.02.

            Rating Agency: Moody's Investors Service, Inc., Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Fitch, Inc. (doing business as "Fitch Ratings"), or any other nationally recognized statistical credit rating agency rating any security issued in connection with any Securitization Transaction.


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            Reconstitution: Any Securitization Transaction, Agency Sale or
Whole Loan Transfer.

            Reconstitution Agreement: The agreement or agreements entered into by the Company and the Purchaser and/or certain third parties with respect to any or all of the Mortgage Loans serviced hereunder, in connection with a Whole Loan Transfer or Securitization Transaction.

            Reconstitution Date: The date on which any or all of the Mortgage Loans serviced under this Agreement may be removed from this Agreement and reconstituted as part of an Agency Sale, Securitization Transaction or Whole Loan Transfer pursuant to Section 9.01 hereof. The Reconstitution Date shall be such date which the Purchaser shall designate.

            Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

            REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

            REMIC Provisions: Provisions of the federal income tax law relating to a REMIC, which appear at Section 860A through 860G of Subchapter M of Chapter 1, Subtitle A of the Code, and related provisions, regulations, rulings or pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

            Remittance Date: The 18th day (or if such 18th day is not a Business Day, the immediately preceding Business Day) of any month.

            Remittance Report Date: The 10th day (or if such 10th day is not a Business Day, the immediately preceding Business Day) of any month.

            REO Disposition: The final sale by the Company of any REO
Property.

            REO Disposition Proceeds: All amounts received with respect to an REO Disposition pursuant to Section 4.16.

            REO Property: A Mortgaged Property acquired by the Company on behalf of the Purchaser through foreclosure or by deed in lieu of foreclosure, as described in Section 4.16.

            Repurchase Price: Unless otherwise agreed by the Purchaser and the Company (including without limitation as set forth in the related Commitment Letter), a price equal to (i) the Stated Principal Balance of the Mortgage Loan as of the date on which such repurchase takes place, plus (ii) interest on such Stated Principal Balance at the Mortgage Loan Remittance Rate from the date on which interest has last been paid and distributed to the Purchaser through the last day of the month in which such repurchase takes place, less amounts received or advanced in respect of such repurchased Mortgage Loan which are being held in the Custodial Account for distribution in the month of repurchase, plus (iii) all costs and expenses incurred by the Purchaser arising out of or based upon such breach, including without limitation costs and expenses incurred in the enforcement of the Company's repurchase obligation hereunder.

            Securities Act: The Securities Act of 1933, as amended.

            Securitization Transaction: Any transaction involving either (a) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or
(b) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

            Servicemembers Civil Relief Act: The Servicemembers Civil Relief Act of 2003 (50 U.S.C. App ss.ss. 501-596).

            Servicer:  As defined in Section 9.01(e)(iii).

            Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses other than Monthly Advances (including reasonable attorney's fees and disbursements) incurred in the performance by the Company of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement or judicial proceedings, including foreclosures,
(c) the management and liquidation of any REO Property and (d) compliance with the obligations under Section 4.08 (excluding the Company's obligation to pay the premiums on LPMI Policies) and Section 4.10.

            Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

            Servicing Fee: With respect to each Mortgage Loan, the amount of the annual fee the Purchaser shall pay to the Company, which shall, for a period of one full month, be equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) the unpaid principal balance of such Mortgage Loan. Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is received. The obligation of the Purchaser to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds, to the extent permitted by Section 4.05) of such Monthly Payment collected by the Company, or as otherwise provided under Section 4.05.

            Servicing Fee Rate: The per annum percentage for each Mortgage Loan, as stated in the related Commitment Letter.

            Servicing File: With respect to each Mortgage Loan, the file retained by the Company consisting of originals of all documents in the Mortgage File which are not delivered to the Custodian and copies of the Mortgage Loan Documents listed in the Custodial Agreement the originals of which are delivered to the Custodian pursuant to Section 2.03.

            Servicing Officer: Any officer of the Company involved in or responsible for the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Company to the Purchaser upon request, as such list may from time to time be amended.

            Stated Principal Balance: As to each Mortgage Loan, (i) the principal balance of the Mortgage Loan on the Cut-off Date (and thereafter the related Due Date) after giving effect to payments of principal due on or before such date, whether or not received, minus (ii) all amounts previously distributed to the Purchaser with respect to the related Mortgage Loan representing payments or recoveries of principal or advances in lieu thereof.

            Static Pool Information: Static pool information as described in
Item 1105(a)(1)-(3) and 1105(c) of Regulation AB.

            Stock Certificate: With respect to a Cooperative Loan, a certificate evidencing ownership of the Cooperative Shares issued by the Cooperative.

            Stock Power: With respect to a Cooperative Loan, an assignment of the Stock Certificate or an assignment of the Cooperative Shares issued by the Cooperative.

            Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Company or a Subservicer.

            Subservicer: Any Person that services Mortgage Loans on behalf of the Company or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Company under this Agreement or any Reconstitution Agreement that are identified in
Item 1122(d) of Regulation AB.

            Subsidy Account: An account maintained by the Company specifically to hold all Subsidy Funds to be applied to individual Subsidy Loans.

            Subsidy Funds: With respect to any Subsidy Loans, funds contributed by the employer of a Mortgagor in order to reduce the payments required from the Mortgagor for a specified period in specified amounts.

            Subsidy Loan: Any Mortgage Loan subject to a temporary interest subsidy agreement pursuant to which the monthly interest payments made by the related Mortgagor will be less than the scheduled monthly interest payments on such Mortgage Loan, with the resulting difference in interest payments being provided by the employer of the Mortgagor. Each Subsidy Loan will be identified as such in the related Data File.

            Third-Party Originator: Each Person, other than a Qualified Correspondent, that originated Mortgage Loans acquired by the Company.

            Time$aver(R) Mortgage Loan: A Mortgage Loan which has been refinanced pursuant to a Company program that allows a rate/term refinance of an existing Company serviced loan with minimal documentation.

            Underwriting Guidelines: The underwriting guidelines of the Company, applicable to each Loan Package, as provided by the Company to the Purchaser.

            Whole Loan Transfer: Any sale or transfer of some or all of the Mortgage Loans by the Purchaser to a third party, which sale or transfer is not a Securitization Transaction or an Agency Sale.


                                  ARTICLE II



          CONVEYANCE OF MORTGAGE LOANS; POSSESSION OF MORTGAGE FILES; BOOKS AND RECORDS; CUSTODIAL AGREEMENT; DELIVERY OF DOCUMENTS

Section 2.01 Conveyance of Mortgage Loans; Possession of Mortgage Files; Maintenance of Servicing Files.

            Pursuant to each Assignment and Conveyance Agreement, on the related Closing Date, the Company, simultaneously with the payment of Purchase Price by the Purchaser, shall thereby sell, transfer, assign, set over and convey to the Purchaser, without recourse, but subject to the terms of this Agreement and the related Assignment and Conveyance Agreement, all the right, title and interest of the Company in and to the Mortgage Loans listed on the respective Mortgage Loan Schedule annexed to such Assignment and Conveyance Agreement. The Company shall deliver the related Mortgage Loan Schedule and the related Data File to the Purchaser at least two (2) Business Days before the Closing Date. Pursuant to Section 2.03, the Company shall deliver the Mortgage Loan Documents for each Mortgage Loan comprising the related Loan Package to the Custodian.

            In addition to the documents delivered to the Custodian, the Company shall maintain a Servicing File consisting of a copy of the contents of each Mortgage File and the originals of the documents in each Mortgage File not delivered to the Custodian. The possession of each Servicing File by the Company is at the will of the Purchaser for the sole purpose of servicing the related Mortgage Loan, and such retention and possession by the Company is in a custodial capacity only. Upon the sale of the Mortgage Loans to the Purchaser pursuant to the

Commitment Letter and this Agreement, the ownership of each Mortgage Note, the related Mortgage and the related Mortgage File and Servicing File shall vest immediately in the Purchaser, and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Company shall vest immediately in the Purchaser and shall be retained and maintained by the Company, in trust, at the will of the Purchaser and only in such custodial capacity. The Company shall release its custody of the contents of any Servicing File only in accordance with written instructions from the Purchaser, unless such release is required as incidental to the Company's servicing of the Mortgage Loans or is in connection with a repurchase or satisfaction of any Mortgage Loan pursuant to Section 3.03 or
6.02. All such costs associated with the release, transfer and re-delivery of any Mortgage Files and Servicing Files between the parties shall be the responsibility of the party in possession of such file or files.

            In addition, in connection with the assignment of any MERS Mortgage Loan, the Company agrees that it will cause the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Company to the Purchaser in accordance with this Agreement by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files the information required by the MERS(R) System to identify the Purchaser as beneficial owner of such Mortgage Loans. Prior to the assignment of any MERS Mortgage Loan, the Purchaser will provide the Company with Purchaser's MERS registration number. The Company further agrees that it will not alter the information referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

Section 2.02   Books and Records; Transfers of Mortgage Loans.

            From and after the sale of the Mortgage Loans to the Purchaser in the related Loan Package on each Closing Date, all rights arising out of the Mortgage Loans, including, but not limited to, all funds received on or in connection with such Mortgage Loans, shall be received and held by the Company in trust for the benefit of the Purchaser as owner of the Mortgage Loans, and the Company shall retain record title to the related Mortgages for the sole purpose of facilitating the servicing and the supervision of the servicing of the Mortgage Loans.

            The sale of each Mortgage Loan shall be reflected on the Company's balance sheet and other financial statements as a sale of assets by the Company. The Company shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be marked clearly to reflect the ownership of each Mortgage Loan by the Purchaser. In particular, the Company shall maintain in its possession, available for inspection by the Purchaser, or its designee, and shall deliver to the Purchaser upon demand, evidence of compliance with all federal, state and local laws, rules and regulations, and requirements of Fannie Mae or Freddie Mac, including but not limited to documentation as to the method(s) used in determining the applicability of the provisions of the Flood Disaster Protection Act of 1973, as amended, to each Mortgaged Property, documentation evidencing insurance coverage and eligibility of any condominium project for approval by Fannie Mae or Freddie Mac and records of periodic inspections as required by Section 4.13. To the extent that original documents are not required for purposes of realization of Liquidation Proceeds or Insurance Proceeds, documents maintained by the Company may be in the form of microfilm, microfiche, optical imagery techniques or such other reliable means of recreating original documents, so long as the Company complies with the requirements of the Fannie Mae or Freddie Mac Selling and Servicing Guide, as amended from time to time.

            The Company shall maintain with respect to each Mortgage Loan and shall make available for inspection by any purchaser or its designee the related Servicing File during the time the Purchaser retains ownership of a Mortgage Loan and thereafter in accordance with applicable laws and regulations.

            The Company shall keep at its servicing office books and records in which the Company shall note transfers of Mortgage Loans. No transfer of a Mortgage Loan may be made unless such transfer is effected in compliance with the terms hereof. For the purposes of this Agreement, the Company shall be under no obligation to deal with any Person with respect to this Agreement or the Mortgage Loans unless the books and records show such Person as the Purchaser or subsequent owner of the Mortgage Loan. The Purchaser may, subject to the terms of this Agreement, sell and transfer one or more of the Mortgage Loans. The Purchaser also shall advise the Company of the transfer. Upon receipt of notice of the transfer, the Company shall mark its books and records to reflect the ownership of the Mortgage Loans of such assignee, and shall release the previous owner from its obligations hereunder with respect to the Mortgage Loans sold or transferred. Such notification of a transfer shall include a final loan schedule which shall be received by the Company no fewer than five (5) Business Days before the last Business Day of the month. If such notification is not received as specified above, the Company's duties to remit and report as required by Section 5 shall begin with the next Due Period.

Section 2.03   Custodial Agreement; Delivery of Documents.

            On each Closing Date with respect to each Mortgage Loan comprising the related Loan Package, the Company shall have delivered to the Custodian not fewer than five (5) Business Days prior to such Closing Date those Mortgage Loan Documents as required by Exhibit F to this Agreement with respect to each Mortgage Loan.

            The Custodian shall certify its receipt of all such Mortgage Loan Documents required to be delivered pursuant to this Agreement, as evidenced by the initial certification of the Custodian in the form annexed to the Custodial Agreement. The Purchaser will be responsible for the fees and expenses of the Custodian.

            The Company shall forward to the Custodian original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with Section 4.01 or 6.01 within one
(1) week of their execution; provided, however, that the Company shall provide the Custodian with a certified true copy of any such document submitted for recordation within ten (10) days of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within sixty (60) days of its submission for recordation.

            In the event the public recording office is delayed in returning any original document, the Company shall deliver to the Custodian within two hundred forty (240) days of its submission for recordation, a copy of such document and an Officer's Certificate, which shall (i) identify the recorded document; (ii) state that the recorded document has not been delivered to the Custodian due solely to a delay by the public recording office, (iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation, and (iv) specify the date the applicable recorded document will be delivered to the Custodian. The Company will be required to deliver the document to the Custodian by the date specified in (iv) above. An extension of the date specified in (iv) above may be requested from the Purchaser, which consent shall not be unreasonably withheld.

            In the event that new, replacement, substitute or additional Stock Certificates are issued with respect to existing Cooperative Shares, the Company immediately shall deliver to the Custodian the new Stock Certificates, together with the related Stock Powers in blank. Such new Stock Certificates shall be subject to the related Pledge Instruments and shall be subject to all of the terms, covenants and conditions of this Agreement.

            Upon the Company's receipt of the Purchase Price, the Company shall provide notification to the Custodian to release the ownership of the Mortgage Loan Documents specified above to the Purchaser. Such notification shall be in a form of a written notice by facsimile or other electronic media, with a copy sent to the Purchaser. Subsequent to such release, such Mortgage Loan Documents shall be retained by the Custodian for the benefit of the Purchaser.

Section 2.04   Examination of Mortgage Files

            Prior to the related Closing Date, the Company shall (a) deliver to the Purchaser in escrow, for examination, the Mortgage File for each Mortgage Loan, including a copy of the Assignment of Mortgage, pertaining to each Mortgage Loan, or (b) make the Mortgage Files available to the Purchaser for examination at the Company's offices or such other location as shall otherwise be agreed upon by the Purchaser and the Company. Such examination may be made by the Purchaser at any time before or after such Closing Date or by any prospective purchaser of the Mortgage Loans from the Purchaser, at any time after such Closing Date upon prior reasonable notice to the Company. The fact that the Purchaser or any prospective purchaser of the Mortgage Loans has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the Purchaser's (or any of its successor's) rights to demand repurchase, substitution or other relief as provided under this Agreement.

Section 2.05   Representations, Warranties and Agreements of the Company

            The Company agrees and acknowledges that it shall, as a condition to the consummation of the transactions contemplated hereby, make the representations and warranties specified in Sections 3.01 and 3.02 as of each Closing Date. The Company, without conceding that the

Mortgage Loans are securities, hereby makes the following additional representations, warranties and agreements which shall be deemed to have been made as of the related Closing Date:

            Neither the Company nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of any Mortgage Loans, any interest in any Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of any Mortgage Loans, any interest in any Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to any Mortgage Loans, any interest in any Mortgage Loans or any other similar security with, any Person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act or which would render the disposition of any Mortgage Loans a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any Person to act, in such manner with respect to the Mortgage Loans.

Section 2.06   Representation, Warranties and Agreement of Purchaser.

            The Purchaser, without conceding that the Mortgage Loans are securities, hereby makes the following representations, warranties and agreements, which shall have been deemed to have been made as of the related Closing Date.

         (i) the Purchaser understands that the Mortgage Loans have not been registered under the Securities Act or the securities laws of any state;

        (ii) the Purchaser is acquiring the Mortgage Loans for its own account only and not for any other person;

       (iii) the Purchaser considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Mortgage Loans;

        (iv) the Purchaser has been furnished with all information regarding the Mortgage Loans which it has requested from the Company; and

         (v) neither the Purchaser nor anyone acting on its behalf offered, transferred, pledged, sold or otherwise disposed of any Mortgage Loan, any interest in any Mortgage Loan or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of any Mortgage Loan, any interest in any Mortgage Loan or any other similar security from, or otherwise approached or negotiated with respect to any Mortgage Loan, any interest in any Mortgage Loan or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities

               Act or which would render the disposition of any Mortgage
               Loan a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will it act, nor has it Authorized or will it authorize any person to act, in such manner with respect to the Mortgage Loans.


Section 2.07   Closing.

            The closing for the purchase and sale of each Loan Package, shall take place on the related Closing Date. At the Purchaser's option, the closing shall be either: by telephone, confirmed by letter or wire as the parties shall agree; or conducted in person, at such place as the parties shall agree.

            The closing shall be subject to each of the following conditions:

            (i) all of the representations and warranties of the Company under this Agreement shall be true and correct as of such respective Closing Date and no event shall have occurred which, with notice or the passage of time, would constitute an Event of Default under this Agreement;

           (ii) the Purchaser shall have received, or the Purchaser's attorneys shall have received in escrow, all closing documents as specified in Section 2.08 of this Agreement, in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the respective terms thereof;

            (iii) the Company shall have delivered to the Custodian all documents required pursuant to this Agreement; and

            (iv) all other terms and conditions of this Agreement shall have been complied with.

            Subject to the foregoing conditions, the Purchaser shall pay to the Company on such Closing Date the Purchase Price by wire transfer of immediately available funds to the account designated by the Company and upon the Company's receipt of such Purchase Price the Company shall release all Mortgage Loan Documents pursuant to this Agreement.

Section 2.08   Closing Documents.

            With respect to the initial Closing Date, the closing documents shall consist of fully executed originals of the following documents:

            (i)    this Agreement, in two counterparts;

            (ii) the Custodial Agreement, in three counterparts, attached as Exhibit D to this Agreement;

            (iii) the Mortgage Loan Schedule for the related Loan Package, one copy to be attached to each counterpart of the related Assignment and Conveyance Agreement, and to each counterpart of the Custodial Agreement, as the Mortgage Loan Schedule thereto;

            (iv) a trust receipt and certification, as required under the Custodial Agreement;

            (v)    a Company Certification;

            (vi) an Opinion of Counsel of the Company, in the form of Exhibit G hereto; and

            (vii) an Assignment and Conveyance Agreement for the related Mortgage Loans.

            On each subsequent Closing Date, the following documents:

            (i)    the Mortgage Loan Schedule for the related Loan Package;

            (ii) an Assignment and Conveyance Agreement of Mortgage Loans for the related Loan Package; and

            (iii) a trust receipt and certification, as required under the Custodial Agreement.



                                  ARTICLE III

              REPRESENTATIONS AND WARRANTIES REMEDIES AND BREACH


Section 3.01   Company Representations and Warranties.

            The Company hereby represents and warrants to the Purchaser that, as of the related Closing Date:

            (a)  Due Organization and Authority.

                 The Company is a national banking association duly organized, validly existing and in good standing under the laws of the United States and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Company, and in any event the Company is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan and the servicing of such Mortgage Loan in accordance with the terms of this Agreement; the Company has the full power and authority to execute and deliver this Agreement and to perform its obligations in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Company and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Company; and all requisite action has been taken by the Company to make this Agreement valid and binding upon the Company in accordance with its terms;

            (b)  Ordinary Course of Business.

                 The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Company, which is in the business of selling and servicing loans, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Company pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

            (c)  No Conflicts.

                 Neither the execution and delivery of this Agreement, the acquisition of the Mortgage Loans by the Company, the sale of the Mortgage Loans to the Purchaser or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with or result in a breach of any of the terms, articles of incorporation or by-laws or any legal restriction or any agreement or instrument to which the Company is now a party or by which it is bound, or constitute a default or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject, or impair the ability of the Purchaser to realize on the Mortgage Loans, or impair the value of the Mortgage Loans;

            (d)  Ability to Service.

                 The Company is an approved seller/servicer of conventional residential mortgage loans for Fannie Mae or Freddie Mac, with the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans. The Company is a HUD approved mortgagee and is in good standing to sell mortgage loans to and service mortgage loans for Fannie Mae or Freddie Mac, and no event has occurred, including but not limited to a change in insurance coverage, which would make the Company unable to comply with Fannie Mae or Freddie Mac eligibility requirements or which would require notification to either Fannie Mae or Freddie Mac;

            (e)  Reasonable Servicing Fee.

                 The Company acknowledges and agrees that the Servicing Fee represents reasonable compensation for servicing and administering the Mortgage Loans and that the entire Servicing Fee shall be treated by the Company, for accounting and tax purposes, as compensation for the servicing and administration of the Mortgage Loans pursuant to this Agreement;

            (f)  Ability to Perform.

                 The Company does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement. The Company is solvent and the sale of the Mortgage Loans will not cause the Company to become insolvent. The sale of the Mortgage Loans is not undertaken to hinder, delay or defraud any of the Company's creditors;

            (g)  No Litigation Pending.

                 There is no action, suit, proceeding or investigation pending or threatened against the Company which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Company, or in any material impairment of the right or ability of the Company to carry on its business substantially as now conducted, or in any material liability on the part of the Company, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be contemplated herein, or which would be likely to impair materially the ability of the Company to perform under the terms of this Agreement;

            (h)  No Consent Required.

                 No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of or compliance by the Company with this Agreement or the sale of the Mortgage Loans as evidenced by the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the related Closing Date;

            (i)  Selection Process.

                 The Mortgage Loans were selected from among the outstanding fixed rate or adjustable rate one- to four-family mortgage loans in the Company's mortgage banking portfolio at the related Closing Date as to which the representations and warranties set forth in Section 3.02 could be made and such selection was not made in a manner so as to affect adversely the interests of the Purchaser;

            (j)  No Untrue Information.

                 Neither this Agreement nor any statement, report or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of fact or omits to state a fact necessary to make the statements contained therein not misleading;

            (k)  Sale Treatment.

                 The Company has determined that the disposition of the Mortgage Loans pursuant to this Agreement will be afforded sale treatment for accounting and tax purposes;

            (l)  No Material Change.

                 There has been no material adverse change in the business, operations, financial condition or assets of the Company since the date of the Company's most recent financial statements;

            (m)  No Brokers' Fees.

                 The Company has not dealt with any broker, investment banker, agent or other Person that may be entitled to any commission or compensation in the connection with the sale of the Mortgage Loans; and

            (n)  MERS Status.

                 The Company is a member of MERS in good standing.

Section 3.02     Representations and Warranties Regarding Individual Mortgage
                 Loans.

            As to each Mortgage Loan, the Company hereby represents and warrants to the Purchaser that as of the related Closing Date:

            (a)  Mortgage Loans as Described.

                 The information set forth in the respective Mortgage Loan Schedule and the information contained on the respective Data File delivered to the Purchaser is true and correct;

            (b)  Payments Current.

                 All payments required to be made up to the Cut-off Date for the Mortgage Loan under the terms of the Mortgage Note have been made and credited. No payment under any Mortgage Loan has been thirty (30) days delinquent more than one (1) time within the twelve (12) months prior to the related Closing Date;

            (c)  No Outstanding Charges.

                 There are no defaults in complying with the terms of the Mortgage, and all taxes, governmental assessments, insurance premiums, leasehold payments, water, sewer and municipal charges, which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. The Company has not advanced funds, or induced, or solicited directly or indirectly, the payment of any amount required under the Mortgage Loan, except for interest accruing from the date of the related Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is later, to the day which precedes by one month the Due Date of the first installment of principal and interest;

            (d)  Original Terms Unmodified.

                 The terms of the Mortgage Note and Mortgage have not been impaired, waived, altered or modified in any respect, except by a written instrument which has been recorded, if necessary, to protect the interests of the Purchaser and which has been delivered to the Custodian. The substance of any such waiver, alteration or modification has been approved by the issuer of any related PMI Policy or LPMI Policy and the title insurer, to the extent required by the policy, and its terms are reflected on the respective Mortgage Loan Schedule. No Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the issuer of any related PMI Policy or LPMI Policy and the title insurer, to the extent required by the policy, and which assumption agreement is part of the Mortgage Loan Documents delivered to the Custodian and the terms of which are reflected in the respective Mortgage Loan Schedule;

            (e)  No Defenses.

                 The Mortgage Loan is not subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

            (f)  No Satisfaction of Mortgage.

                 The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, release, cancellation, subordination or rescission;

            (g)  Validity of Mortgage Documents.

                 The Mortgage Note and the Mortgage and related documents are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms. All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties.

                 With respect to each Cooperative Loan, the Mortgage Note, the Mortgage, the Pledge Agreement, and related documents are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms. All parties to the Mortgage Note, the Mortgage, the Pledge Agreement, the Proprietary Lease, the Stock Power, Recognition Agreement and the Assignment of Proprietary Lease had legal capacity to enter into the Mortgage Loan and to execute and deliver such documents, and such documents have been duly and properly executed by such parties;

            (h)  No Fraud.

                 No error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of the Company, or the Mortgagor, or to the best of Company's knowledge, any appraiser, any builder, or any developer, or any other party involved in the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan;

            (i)  Compliance with Applicable Laws.

                 Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, disclosure, or predatory and abusive lending laws applicable to the Mortgage Loan have been complied with. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

            (j)  Location and Type of Mortgaged Property.

                 The Mortgaged Property is located in the state identified in the related Mortgage Loan Schedule and consists of a contiguous parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit in a condominium project, or a Cooperative Apartment, or an individual unit in a planned unit development or a townhouse, provided, however, that any condominium project or planned unit development shall conform to the requirements under the Underwriting Guidelines of the Company regarding such dwellings, and no residence or dwelling is a mobile home or manufactured dwelling. As of the respective appraisal date for each Mortgaged Property, no portion of the Mortgaged Property was being used for commercial purposes outside of the Underwriting Guidelines;

            (k)  Valid First Lien.

                 Each Mortgage Loan is a valid, subsisting and enforceable first lien on the Mortgaged Property, including all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing. The lien of the Mortgage is subject only to:

                 (1) the lien of current real property taxes and assessments not yet due and payable;

                 (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and (i) referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan and (ii) which do not adversely affect the Appraised Value of the Mortgaged Property set forth in such appraisal; and

                 (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property.

                 Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and enforceable first lien and first priority security interest on the property described therein and the Company has full right to sell and assign the same to the Purchaser.

                 With respect to each Cooperative Loan, each Pledge Agreement creates a valid, enforceable and subsisting first security interest in the Cooperative Shares and Proprietary Lease, subject only to (i) the lien of the related Cooperative for unpaid assessments representing the Mortgagor's pro rata share of the Cooperative's payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject and (ii) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Pledge Agreement; provided, however, that the appurtenant Proprietary Lease may be subordinated or otherwise subject to the lien of any mortgage on the Project;

            (l)  Full Disbursement of Proceeds.

                 The proceeds of the Mortgage Loan have been fully disbursed, except for escrows established or created due to seasonal weather conditions, and there is no requirement for future advances thereunder. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

            (m)  Consolidation of Future Advances.

                 Any future advances made prior to the Cut-off Date, have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the related Mortgage Loan Schedule. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to Fannie Mae or Freddie Mac; the consolidated principal amount does not exceed the original principal amount of the Mortgage Loan; the Company shall not make future advances after the Cut-off Date;

            (n)  Ownership.

                 The Company is the sole owner of record and holder of the Mortgage Loan and the related Mortgage Note and the Mortgage are not assigned or pledged, and the Company has good and marketable title thereto and has full right and authority to transfer and sell the Mortgage Loan to the Purchaser. The Company is transferring the Mortgage Loan free and clear of any and all encumbrances, liens, pledges, equities, participation interests, claims, charges or security interests of any nature encumbering such Mortgage Loan;

            (o)  Origination/Doing Business.

                 The Mortgage Loan was originated by a savings and loan association, a savings bank, a commercial bank, a credit union, an insurance company, or similar institution that is supervised and examined by a federal or state authority or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act. All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (2) either (a) organized under the laws of such state, or (b) qualified to do business in such state, or (c) federal savings and loan associations or national banks having principal offices in such state, or (d) not doing business in such state;

            (p)  LTV, PMI Policy; LPMI Policy.

                 Each Mortgage Loan has an LTV as specified on the related Mortgage Loan Schedule. Except as indicated on such Mortgage Loan Schedule, each Mortgage Loan with an LTV greater than 80%, at the time of origination, a portion of the unpaid principal balance of the Mortgage Loan is and will be insured as to payment defaults by a PMI Policy. If the Mortgage Loan is insured by a PMI Policy for which the Mortgagor pays all premiums, the coverage will remain in place until (i) the LTV decreases to 78% or (ii) the PMI Policy is otherwise terminated pursuant to the Homeowners Protection Act of 1998, 12 USC ss.4901, et seq. All provisions of such PMI Policy or LPMI Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. The Qualified Insurer has a claims paying ability acceptable to Fannie Mae or Freddie Mac. Any Mortgage Loan subject to a PMI Policy or LPMI Policy obligates the Mortgagor or the Company thereunder to maintain the PMI Policy or LPMI Policy, as applicable, and to pay all premiums and charges in connection therewith. The Mortgage Interest Rate for the Mortgage Loan as set forth on the related Mortgage Loan Schedule is net of any PMI Policy or LPMI Policy insurance premium;

            (q)  Title Insurance.

                 The Mortgage Loan is covered by an ALTA lender's title insurance policy (or in the case of any Mortgage Loan secured by a Mortgaged Property located in a jurisdiction where such policies are generally not available, an opinion of counsel of the type customarily rendered in such jurisdiction in lieu of title insurance) or other generally acceptable form of policy of insurance acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the Company, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan, subject only to the exceptions contained in clauses
                 (1), (2) and (3) of Paragraph (k) of this Section 3.02, and against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment to the Mortgage Interest Rate and Monthly Payment. The Company is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the Mortgage, including the Company, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

            (r)  No Defaults.

                 There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and neither the Company nor its predecessors have waived any default, breach, violation or event of acceleration;

            (s)  No Mechanics' Liens.

                 There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage which are not insured against by the title insurance policy referenced in Paragraph (q) above;

            (t)  Location of Improvements; No Encroachments.

                 Except as insured against by the title insurance policy referenced in Paragraph (q) above, all improvements which were considered in determining the Appraised Value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property and no improvements on adjoining properties encroach upon the Mortgaged Property. No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation;

            (u)  Payment Terms.

                 Except with respect to the Interest Only Mortgage Loans, principal payments commenced no more than sixty (60) days after the funds were disbursed to the Mortgagor in connection with the Mortgage Loan. The Mortgage Loans have an original term to maturity of not more than thirty (30) years, with interest payable in arrears on the first day of each month. As to each Adjustable Rate Mortgage Loan on each applicable Adjustment Date, the Mortgage Interest Rate will be adjusted to equal the sum of the Index plus the applicable Gross Margin, rounded up or down to the nearest multiple of 0.125% indicated by the Mortgage Note; provided that the Mortgage Interest Rate will not increase or decrease by more than the Periodic Interest Rate Cap on any Adjustment Date, and will in no event exceed the Maximum Mortgage Interest Rate or be lower than the Minimum Mortgage Interest Rate listed on the Mortgage Note for such Mortgage Loan. As to each Adjustable Rate Mortgage Loan that is not an Interest Only Mortgage Loan, each Mortgage Note requires a monthly payment which is sufficient, during the period prior to the first adjustment to the Mortgage Interest Rate, to fully amortize the outstanding principal balance as of the first day of such period over the then remaining term of such Mortgage Note and to pay interest at the related Mortgage Interest Rate. As to each Adjustable Rate Mortgage Loan, if the related Mortgage Interest Rate changes on an Adjustment Date, the then outstanding principal balance will be reamortized over the remaining life of such Mortgage Loan. No Mortgage Loan contains terms or provisions which would result in negative amortization;

            (v)  Customary Provisions.

                 The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. There is no homestead or other exemption available to a Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

            (w)  Occupancy of the Mortgaged Property.

                 As of the date of origination, the Mortgaged Property was lawfully occupied under applicable law;

            (x)  No Additional Collateral.

                 Except in the case of a Pledged Asset Mortgage Loan and as indicated on the related Data File, the Mortgage Note is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in Paragraphs (k);

            (y)  Deeds of Trust.

                 In the event that the Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Mortgagee to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

            (z)  Acceptable Investment.

                 The Company has no knowledge of any circumstances or conditions with respect to the Mortgage Loan, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that can reasonably be expected to cause private institutional investors to regard the Mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become delinquent, or adversely affect the value or marketability of the Mortgage Loan;

            (aa) Transfer of Mortgage Loans.

                 As to any Mortgage Loan which is not a MERS Mortgage Loan, the Assignment of Mortgage, upon the insertion of the name of the assignee and recording information, is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

            (bb) Mortgaged Property Undamaged.

                 The Mortgaged Property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended;

            (cc) Servicing and Collection Practices; Escrow Deposits.

                 The origination, servicing and collection practices used with respect to the Mortgage Loan have been in accordance with Accepted Servicing Practices, and have been in all material respects legal and proper. With respect to escrow deposits and Escrow Payments, all such payments are in the possession of the Company and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. All Escrow Payments have been collected in full compliance with state and federal law. No escrow deposits or Escrow Payments or other charges or payments due the Company have been capitalized under the Mortgage Note;

            (dd) No Condemnation.

                 There is no proceeding pending or to the best of the Company's knowledge threatened for the total or partial condemnation of the related Mortgaged Property;

            (ee) The Appraisal.

                 The Servicing File includes an appraisal of the related Mortgaged Property. As to each Time$aver(R) Mortgage Loan, the appraisal may be from the original of the existing Company-serviced loan, which was refinanced via such Time$aver(R) Mortgage Loan. The appraisal was conducted by an appraiser who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof; and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and the appraisal and the appraiser both satisfy the applicable requirements of Title XI of the Financial Institution Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated;

            (ff) Insurance.

                 The Mortgaged Property securing each Mortgage Loan is insured by an insurer acceptable to Fannie Mae or Freddie Mac against loss by fire and such hazards as are covered under a standard extended coverage endorsement and such other hazards as are customary in the area where the Mortgaged Property is located pursuant to insurance policies conforming to the requirements of Section 4.10, in an amount which is at least equal to the lesser of (i) 100% of the insurable value on a replacement cost basis of the improvements securing such Mortgage Loan and (ii) the greater of either (a) the outstanding principal balance of the Mortgage Loan or (b) an amount such that the proceeds of such insurance shall be sufficient to prevent the application to the Mortgagor or the loss payee of any coinsurance clause under the policy. If the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the project. If the improvements on the Mortgaged Property are in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (A) the outstanding principal balance of the Mortgage Loan, (B) the full insurable value and (C) the maximum amount of insurance which was available under the Flood Disaster Protection Act of 1973, as amended. All individual insurance policies contain a standard mortgagee clause naming the Company and its successors and assigns as mortgagee, and all premiums thereon have been paid. The Mortgage obligates the Mortgagor thereunder to maintain a hazard insurance policy at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor's cost and expense, and to seek reimbursement therefor from the Mortgagor. The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Purchaser upon the consummation of the transactions contemplated by this Agreement. The Company has not acted so as to impair or failed to act to avoid impairment of the coverage of any such insurance policy or the validity, binding effect and enforceability thereof;

            (gg) Servicemembers Civil Relief Act.

                 The Mortgagor has not notified the Company, and the Company has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act, as amended or other similar state statute;

            (hh) Balloon Payments, Graduated Payments or Contingent Interests.

                 The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature. Except as indicated on the related Mortgage Loan Schedule, no Mortgage Loan has a balloon payment feature;

            (ii) Construction Loans.

                 No Mortgage Loan was made in connection with (i) the construction or rehabilitation of a Mortgaged Property or
                 (ii) facilitating the trade-in or exchange of a Mortgaged Property other than a construction-to-permanent loan which has converted to a permanent Mortgage Loan;

            (jj) Underwriting.

                 Each Mortgage Loan was underwritten in accordance with the Underwriting Guidelines of the Company; and the Mortgage Note and Mortgage are on forms acceptable to Freddie Mac or Fannie Mae;

            (kk) Bankruptcy.

                 To the best of the Company's knowledge, no Mortgagor was a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated and as of the related Closing Date and to the best of Company's knowledge, the Company has not received notice that any Mortgagor is a debtor under any state or federal bankruptcy or insolvency proceeding;

            (ll) Fair Credit Reporting Act.

                 The Company, in its capacity as servicer for each Mortgage Loan, has fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis;

            (mm) Violation of Environmental Laws.

                 To the best of the Company's knowledge, there is no pending action or proceeding directly involving the Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue; there is no violation of any environmental law, rule or regulation with respect to the Mortgaged Property; and nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property;

            (nn) HOEPA.

                 No Mortgage Loan is a High Cost Loan or Covered Loan;

            (oo) Single-Premium Credit Life Insurance.

                 No Mortgagor was required to purchase any single premium credit insurance policy (e.g. life, disability, accident, unemployment or health insurance product) or debt cancellation agreement as a condition of obtaining the Mortgage Loan. No Mortgagor obtained a prepaid single premium credit insurance policy (e.g. life, disability, accident, unemployment or health insurance product) as part of the origination of the Mortgage Loan. No proceeds from any Mortgage Loan were used to purchase single premium credit insurance policies or debt cancellation agreements as part of the origination of, or as a condition to closing, such Mortgage Loan;

            (pp) Delivery of Mortgage Files.

                 The Mortgage Loan Documents and any other documents required to be delivered by the Company under this Agreement for the Mortgage Loans have been delivered to the Custodian (except for those submitted for recordation). The Company is in possession of a complete, true and accurate Mortgage File in compliance with Exhibit F, except for such documents the originals of which have been delivered to the Custodian or submitted for recordation;

            (qq) Pledged Assets.

                 Except as indicated on the related Mortgage Loan Schedule, no Mortgage Loan is subject to the Company's pledged asset program;

            (rr) Prepayment Penalty Term.

                 No Mortgage Loan has a Prepayment Penalty feature;

            (ss) Buydown Mortgage Loans.

                 With respect to each Mortgage Loan that is a Buydown Mortgage
                 Loan:

                 (i) On or before the date of origination of such Mortgage Loan, the Company and the Mortgagor, or the Company, the Mortgagor and the seller of the Mortgaged Property or a third party entered into a Buydown Agreement. The Buydown Agreement provides that the seller of the Mortgaged Property (or another third party) shall deliver to the Company temporary Buydown Funds in an amount equal to the aggregate undiscounted amount of payments that, when added to the amount the Mortgagor on such Mortgage Loan is obligated to pay on each Due Date in accordance with the terms of the Buydown Agreement, is equal to the full scheduled Monthly Payment due on such Mortgage Loan. The effective interest rate of a Buydown Mortgage Loan, if less than the interest rate set forth in the related Mortgage Note, will increase within the Buydown Period as provided in the related Buydown Agreement so that at the end of such Buydown Period the effective interest rate will be equal to the interest rate as set forth in the related Mortgage Note. The Buydown Mortgage Loan satisfies the requirements of Fannie Mae or Freddie Mac guidelines or the Underwriting Guidelines;

                 (ii) The Mortgage and Mortgage Note reflect the permanent payment terms rather than the payment terms of the Buydown Agreement. The Buydown Agreement provides for the payment by the Mortgagor of the full amount of the Monthly Payment on any Due Date that the Buydown Funds are available. The Buydown Funds were not used to reduce the original principal balance of the Mortgage Loan or to increase the Appraised Value of the Mortgaged Property when calculating the Loan-to-Value Ratios for purposes of the Agreement and, if the Buydown Funds were provided by the Company and if required under Fannie Mae or Freddie Mac guidelines or Underwriting Guidelines, the terms of the Buydown Agreement were disclosed to the appraiser of the Mortgaged Property;

                 (iii) The Buydown Funds may not be refunded to the Mortgagor unless the Mortgagor makes a principal payment of the outstanding balance of and all other amounts due or accrued under the Mortgage Loan;

                  (iv) As of the date of origination of the Mortgage Loan, the provisions of the related Buydown Agreement complied with the requirements of Fannie Mae or Freddie Mac guidelines or Underwriting Guidelines regarding buydown agreements;

            (tt) Interest Calculation.

                 Interest on each Mortgage Loan is calculated on the basis of a three hundred sixty (360)-day year consisting of twelve
                 (12) thirty (30)-day months;

            (uu) Due on Sale.

                 The Mortgage or Mortgage Note contains an enforceable provision, to the extent not prohibited by federal law, for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the Mortgagee thereunder;

            (vv) No Arbitration.

                 No borrower with respect to any Mortgage Loan originated on or after August 1, 2004, agreed to submit to arbitration to resolve any dispute arising out of or relating in any way to the Mortgage Loan transaction;

            (ww) Cooperative Loans.

                 With respect to each Cooperative Loan

                 (i) The Cooperative Shares are held by a Person as a tenant-stockholder in a Cooperative. Each original UCC financing statement, continuation statement or other governmental filing or recordation necessary to create or preserve the perfection and priority of the first lien and security interest in the Cooperative Loan and Proprietary Lease has been timely and properly made. Any security agreement, chattel mortgage or equivalent document related to the Cooperative Loan and delivered to Purchaser or its designee establishes in Purchaser a valid and subsisting perfected first lien on and security interest in the Mortgaged Property described therein, and Purchaser has full right to sell and assign the same. The Proprietary Lease term expires no less than five years after the Mortgage Loan term or such other term acceptable to Fannie Mae or Freddie Mac;

                  (ii) A Cooperative Lien Search has been made by a company competent to make the same which company is acceptable to Fannie Mae and qualified to do business in the jurisdiction where the Cooperative is located;

                  (iii) (a) The term of the related Proprietary Lease is not less than the terms of the Cooperative Loan; (b) there is no provision in any Proprietary Lease which requires the Mortgagor to offer for sale the Cooperative Shares owned by such Mortgagor first to the Cooperative; (c) there is no prohibition in any Proprietary Lease against pledging the Cooperative Shares or assigning the Proprietary Lease; (d) the Cooperative has been created and exists in full compliance with the requirements for residential cooperatives in the jurisdiction in which the Project is located and qualifies as a cooperative housing corporation under Section 210 of the Code; (e) the Recognition Agreement is on a form published by Aztech

                        Document Services, Inc. or includes similar provisions; and (f) the Cooperative has good and marketable title to the Project, and owns the Project either in fee simple or under a leasehold that complies with the requirements of the Fannie Mae Guidelines; such title is free and clear of any adverse liens or encumbrances, except the lien of any blanket mortgage;

                  (iv) The Company has the right under the terms of the Mortgage Note, Pledge Agreement and Recognition Agreement to pay any maintenance charges or assessments owed by the Mortgagor; and

                  (v)   Each Stock Power (i) has all signatures guaranteed or
                        (ii) if all signatures are not guaranteed, then such Cooperative Shares will be transferred by the stock transfer agent of the Cooperative if the Company undertakes to convert the ownership of the collateral securing the related Cooperative Loan;

            (xx) Georgia.

                 There is no Mortgage Loan that was originated on or after October 1, 2002 and before March 7, 2003, which is secured by property located in the State of Georgia. There is no Mortgage Loan that was originated on or after March 7, 2003, which is a "high cost home loan" as defined under the Georgia Fair Lending Act; and

            (yy) Indiana.

                 There is no Mortgage Loan that was originated on or after January 1, 2005, which is a "high cost home loan" as defined under the Indiana Home Loan Practices Act (I.C. 24-9).

Section 3.03     Repurchase.

            It is understood and agreed that the representations and warranties set forth in Sections 3.01 and 3.02 shall survive the sale of the Mortgage Loans to the Purchaser and the delivery of the related Mortgage Loan Documents to the Custodian and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination or failure to examine any Mortgage File. Upon discovery by either the Company or the Purchaser of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of the Mortgage Loans or the interest of the Purchaser (or which materially and adversely affects the interests of Purchaser in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan), the party discovering such breach shall give prompt written notice to the other.

            Within ninety (90) days of the earlier of either discovery by or notice to the Company of any breach of a representation or warranty which materially and adversely affects the value of the Mortgage Loans or any individual Mortgage Loan, the Company shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Company shall, at the Purchaser's option, repurchase such Mortgage Loan at the Repurchase Price. In the event that a breach shall involve any representation or warranty set forth in Section 3.01, and such breach cannot be cured within ninety (90) days of the earlier of either discovery by or notice to the Company of such breach, all of the Mortgage Loans shall, at the Purchaser's option, be repurchased by the Company at the Repurchase Price. However, if the breach shall involve a representation or warranty set forth in
Section 3.02 and the Company discovers or receives notice of any such breach within one hundred twenty (120) days of the Closing Date, the Company shall, if the breach cannot be cured, at the Purchaser's option and provided that the Company has a Qualified Substitute Mortgage Loan, rather than repurchase the Mortgage Loan as provided above, remove such Mortgage Loan (a "Deleted Mortgage Loan") and substitute in its place a Qualified Substitute Mortgage Loan or Loans, provided that any such substitution shall be effected not later than one hundred twenty (120) days after the Closing Date. If the Company has no Qualified Substitute Mortgage Loan(s), it shall repurchase the deficient Mortgage Loan within ninety (90) days of the written notice of the breach. Any repurchase of a Mortgage Loan or Loans pursuant to the foregoing provisions of this Section 3.03 shall be accomplished by deposit in the Custodial Account of the amount of the Repurchase Price for distribution to Purchaser on the Remittance Date immediately following the Principal Repayment Period in which such Repurchase Price is received, after deducting therefrom any amount received in respect of such repurchased Mortgage Loan or Loans and being held in the Custodial Account for future distribution.

            If pursuant to the foregoing provisions the Company repurchases a Mortgage Loan that is a MERS Mortgage Loan, the Company shall either (i) cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to the Company on behalf of the Purchaser and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations or (ii) cause MERS to designate on the MERS(R) System the Company as the beneficial holder with respect to such Mortgage Loan.

            At the time of repurchase or substitution, the Purchaser and the Company shall arrange for the reassignment of the Deleted Mortgage Loan to the Company and the delivery to the Company of any documents held by the Custodian relating to the Deleted Mortgage Loan. In the event of a repurchase or substitution, the Company shall, simultaneously with such reassignment, give written notice to the Purchaser that such repurchase or substitution has taken place, amend the related Mortgage Loan Schedule to reflect the withdrawal of the Deleted Mortgage Loan from this Agreement, and, in the case of substitution, identify a Qualified Substitute Mortgage Loan and amend the related Mortgage Loan Schedule to reflect the addition of such Qualified Substitute Mortgage Loan to this Agreement. In connection with any such substitution, the Company shall be deemed to have made as to such Qualified Substitute Mortgage Loan the representations and warranties set forth in this Agreement except that all such representations and warranties set forth in this Agreement shall be deemed made as of the date of such substitution.

The Company shall effect such substitution by delivering to the Custodian for such Qualified Substitute Mortgage Loan the documents required by Section 2.03, with the Mortgage Note endorsed as required by Section 2.03. Any substitution will be made as of the first day of the Due Period beginning in the month in which such substitution occurs. Accordingly, Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall be retained by the Company and the Company shall deposit in the Custodial Account the Monthly Payment less the Servicing Fee due on such Qualified Substitute Mortgage Loan or Loans in the month following the date of such substitution. With respect to any Deleted Mortgage Loan, distributions to Purchaser shall include the Monthly Payment due on any Deleted Mortgage Loan in the month of substitution, and the Company shall thereafter be entitled to retain all amounts subsequently received by the Company in respect of such Deleted Mortgage Loan.

            For any month in which the Company substitutes a Qualified Substitute Mortgage Loan for a Deleted Mortgage Loan, the Company shall determine the amount (if any) by which the aggregate principal balance of all Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all Deleted Mortgage Loans (after application of scheduled principal payments due in the month of substitution). The amount of such shortfall shall be paid by the Company to the Purchaser in the month of substitution pursuant to Section 5.01. Accordingly, on the date of such substitution, the Company shall deposit from its own funds into the Custodial Account an amount equal to the amount of such shortfall.

            In addition to such repurchase or substitution obligation, the Company shall indemnify the Purchaser and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the representations and warranties contained in this Agreement. It is understood and agreed that the obligations of the Company set forth in this Section 3.03 to cure, substitute for or repurchase a defective Mortgage Loan and to indemnify the Purchaser as provided in this Section 3.03 constitute the sole remedies of the Purchaser respecting a breach of the foregoing representations and warranties.

            Any cause of action against the Company relating to or arising out of the breach of any representations and warranties made in Sections 3.01 and
3.02 shall accrue as to any Mortgage Loan upon (i) discovery of such breach by the Purchaser or notice thereof by the Company to the Purchaser, (ii) failures by the Company to cure such breach or repurchase such Mortgage Loan as specified above, and (iii) demand upon the Company by the Purchaser for compliance with this Agreement.


                                  ARTICLE IV

                ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 4.01     Company to Act as Servicer.

            The Company, as an independent contractor, shall service and administer the Mortgage Loans and shall have full power and authority, acting alone or through the utilization of a Subcontractor or Subservicer, as applicable, to do any and all things in connection with such servicing and administration which the Company may deem necessary or desirable, consistent with the terms of this Agreement, with Accepted Servicing Practices and, in the case of any Mortgage Loan transferred to a REMIC, with the REMIC Provisions. The Company shall be responsible for any and all acts of a Subcontractor or Subservicer, as applicable, and the Company's utilization of a Subcontractor or Subservicer, as applicable, shall in no way relieve the liability of the Company under this Agreement.

            Consistent with the terms of this Agreement and subject to the REMIC Provisions if the Mortgage Loans have been transferred to a REMIC, the Company may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Company's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser, provided, however, that the Company shall not make any future advances, other than Servicing Advances, with respect to a Mortgage Loan. The Company shall not permit any modification of any Mortgage Loan that would change the Mortgage Interest Rate, defer or forgive the payment of any principal or interest payments, reduce the outstanding principal amount (except for actual payments of principal) or change the maturity date on such Mortgage Loan, unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the reasonable judgment of the Company, imminent. In the event that no default exists or is imminent, the Company shall request written consent from the Purchaser to permit such a modification and the Purchaser shall provide written consent or notify the Company of its objection to such modification within three (3) Business Days of its receipt of the Company's request. In the event of any such modification which permits the deferral of interest or principal payments on any Mortgage Loan, the Company shall, on the Business Day immediately preceding the Remittance Date in any month in which any such principal or interest payment has been deferred, deposit in the Custodial Account from its own funds, in accordance with Section 5.03, the difference between (a) such month's principal and one month's interest at the Mortgage Loan Remittance Rate on the unpaid principal balance of such Mortgage Loan and (b) the amount paid by the Mortgagor. The Company shall be entitled to reimbursement for such advances to the same extent as for all other advances made pursuant to Section 5.03. Without limiting the generality of the foregoing, the Company shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the Purchaser, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties when required, consistent with the foregoing restrictions. If reasonably required by the Company, the Purchaser shall furnish the Company with any powers of attorney and other documents necessary or appropriate to enable the Company to carry out its servicing and administrative duties under this Agreement.

            In servicing and administering the Mortgage Loans, the Company shall employ procedures (including collection procedures) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account, giving due consideration to Accepted Servicing Practices where such practices do not conflict with the requirements of this Agreement, and the Purchaser's reliance on the Company.

            The Company is authorized and empowered by the Purchaser, in its own name, when the Company believes it appropriate in its reasonable judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Purchaser, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Purchaser and its successors and assigns. The Company will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Mortgage Loans for as long as such Mortgage Loans are registered with MERS.


Section 4.02     Liquidation of Mortgage Loans.

            In the event that any payment due under any Mortgage Loan and not postponed pursuant to Section 4.01 is not paid when the same becomes due and payable, or in the event that the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Company shall take such action as (1) the Company would take under similar circumstances with respect to a similar mortgage loan held for its own account for investment, (2) shall be consistent with Accepted Servicing Practices, (3) the Company shall determine prudently to be in the best interest of Purchaser, and (4) is consistent with any related PMI Policy or LPMI Policy. In the event that any payment due under any Mortgage Loan is not postponed pursuant to Section 4.01 and remains delinquent for a period of ninety (90) days or any other default continues for a period of ninety (90) days beyond the expiration of any grace or cure period, the Company shall commence foreclosure proceedings. In the event the Purchaser objects to such foreclosure action, the Company shall not be required to make Monthly Advances with respect to such Mortgage Loan, pursuant to Section 5.03, and the Company's obligation to make such Monthly Advances shall terminate on the 90th day referred to above. In such connection, the Company shall from its own funds make all necessary and proper Servicing Advances, provided, however, that the Company shall not be required to expend its own funds in connection with any foreclosure or towards the restoration or preservation of any Mortgaged Property, unless it shall determine (a) that such preservation, restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Purchaser after reimbursement to itself for such expenses and (b) that such expenses will be recoverable by it either through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 4.05) or through Insurance Proceeds (respecting which it shall have similar priority).

            Notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Company has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Purchaser otherwise requests an environmental inspection or review of such Mortgaged Property, such an inspection or review is to be conducted by a qualified inspector. The cost for such inspection or review shall be borne by the Purchaser. Upon completion of the inspection or review, the Company shall promptly provide the Purchaser with a written report of the environmental inspection.

            After reviewing the environmental inspection report, the Purchaser shall determine how the Company shall proceed with respect to the Mortgaged Property. In the event (a) the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes and (b) the Purchaser directs the Company to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Company shall be reimbursed for all reasonable costs associated with such foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental clean up costs, as applicable, from the related Liquidation Proceeds, or if the Liquidation Proceeds are insufficient to fully reimburse the Company, the Company shall be entitled to be reimbursed from amounts in the Custodial Account pursuant to Section 4.05 hereof. In the event the Purchaser directs the Company not to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Company shall be reimbursed for all Servicing Advances made with respect to the related Mortgaged Property from the Custodial Account pursuant to Section 4.05 hereof.

Section 4.03     Collection of Mortgage Loan Payments.

            Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Company shall proceed diligently to collect all payments due under each of the Mortgage Loans when the same shall become due and payable in accordance with Accepted Servicing Practices and shall take special care in ascertaining and estimating Escrow Payments and all other charges that will become due and payable with respect to the Mortgage Loan and the Mortgaged Property, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

Section 4.04     Establishment of and Deposits to Custodial Account.

            The Company shall segregate and hold all funds collected and received in connection with a Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts, titled "Wells Fargo Bank, N.A., in trust for the Purchaser and/or subsequent purchasers of Mortgage Loans, - P & I." The Custodial Account shall be established with a Qualified Depository. Upon request of the Purchaser and within ten (10) days thereof, the Company shall provide the Purchaser with written confirmation of the existence of such Custodial Account. The Custodial Account shall at all times be insured to the fullest extent allowed by applicable law. Funds deposited in the Custodial Account may be drawn on by the Company in accordance with Section 4.05.

            The Company shall deposit in the Custodial Account within two (2) Business Days of Company's receipt, and retain therein, the following collections received by the Company and payments made by the Company after the Cut-off Date, other than payments of principal and interest due on or before the Cut-off Date, or received by the Company prior to the Cut-off Date but allocable to a period subsequent thereto:

            (i) all payments on account of principal on the Mortgage Loans, including all Principal Prepayments;

            (ii) all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Loan Remittance Rate;

            (iii) all Liquidation Proceeds;

            (iv) all Insurance Proceeds including amounts required to be deposited pursuant to Section 4.10 (other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 4.14), Section 4.11 and
                  Section 4.15;

            (v) all Condemnation Proceeds which are not applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 4.14;

            (vi) any amount required to be deposited in the Custodial Account pursuant to Section 4.01, 5.03, 6.01 or 6.02;

            (vii) any amounts payable in connection with the repurchase of any
                  Mortgage Loan pursuant to Section 3.03 and all amounts required to be deposited by the Company in connection with a shortfall in principal amount of any Qualified Substitute Mortgage Loan pursuant to Section 3.03;

           (viii) with respect to each Principal Prepayment an amount (to be paid by the Company out of its funds) which, when added to all amounts allocable to interest received in connection with the Principal Prepayment, equals one month's interest on the amount of principal so prepaid at the Mortgage Loan Remittance Rate;

            (ix) any amounts required to be deposited by the Company pursuant to Section 4.11 in connection with the deductible clause in any blanket hazard insurance policy;

            (x) any amounts received with respect to or related to any REO Property and all REO Disposition Proceeds pursuant to
                  Section 4.16;

            (xi) with respect to each Buydown Mortgage Loan and Subsidy Loan, an amount from the Escrow Account that when added to the amount received from the Mortgagor for such month, will equal the full Monthly Payment due under the related Mortgage Note; and

            (xii) with respect to Pledged Asset Mortgage Loans, any amounts required to be deposited pursuant to Section 4.27 of this Agreement in connection with a Letter of Credit.

            The foregoing requirements for deposit into the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges and assumption fees, to the extent permitted by Section 6.01, and any amounts received with respect to or related to Incremental Interest need not be deposited by the Company into the Custodial Account. Any interest paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Company and the Company shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to
Section 4.05.

Section 4.05     Permitted Withdrawals From Custodial Account.

            The Company shall, from time to time, withdraw funds from the Custodial Account for the following purposes:

           (i) to make payments to the Purchaser in the amounts and in the manner provided for in Section 5.01;

           (ii) to reimburse itself for Monthly Advances of the Company's funds made pursuant to Section 5.03, the Company's right to reimburse itself pursuant to this sub clause (ii) being limited to amounts received on the related Mortgage Loan which represent late Monthly Payments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Company respecting which any such advance was made, it being understood that, in the case of any such reimbursement, the Company's right thereto shall be prior to the rights of Purchaser, except that, where the Company is required to repurchase a Mortgage Loan pursuant to Section 3.03 or 6.02, the Company's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to such sections and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

           (iii) to reimburse itself for unreimbursed Servicing Advances, and for any unpaid Servicing Fees, the Company's right to reimburse itself pursuant to this sub clause (iii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Company from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Company's right thereto shall be prior to the rights of Purchaser, except that where the Company is required to repurchase a Mortgage Loan pursuant to
                 Section 3.03 or 6.02, in which case the Company's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to such sections and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

           (iv) to pay itself interest actually earned on funds deposited in the Custodial Account;

           (v) to reimburse itself for expenses incurred and reimbursable to it pursuant to Section 8.01;

           (vi)  to pay any amount required to be paid pursuant to Section
                 4.16 related to any REO Property, it being understood that, in the case of any such expenditure or withdrawal related to a particular REO Property, the amount of such expenditure or withdrawal from the Custodial Account shall be limited to amounts on deposit in the Custodial Account with respect to the related REO Property;

           (vii) to reimburse itself for any Servicing Advances or REO expenses after liquidation of the Mortgaged Property not otherwise reimbursed above;

          (viii) to reimburse the trustee with respect to any Securitization Transaction for any unreimbursed Monthly Advances or Servicing Advances made by the Trustee, as applicable, the right to reimbursement pursuant to this sub clause (viii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, proceeds of REO Dispositions, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Company from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of such reimbursement, such trustee's right thereto shall be prior to the rights of the Company to reimbursement under (ii) and (iii) above, and prior to the rights of the Purchaser under (i) above;

           (ix) to remove funds inadvertently placed in the Custodial Account by the Company; and

           (x) to clear and terminate the Custodial Account upon the termination of this Agreement.

            In the event that the Custodial Account is interest bearing, on each Remittance Date, the Company shall withdraw all funds from the Custodial Account except for those amounts which, pursuant to Section 5.01, the Company is not obligated to remit on such Remittance Date. The Company may use such withdrawn funds only for the purposes described in this Section 4.05.

Section 4.06     Establishment of and Deposits to Escrow Account.

            The Company shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts, titled, "Wells Fargo Bank, N.A., in trust for the Purchaser and/or subsequent purchasers of Residential Mortgage Loans, and various Mortgagors - T & I." The Escrow Accounts shall be established with a Qualified Depository, in a manner which shall provide maximum available insurance thereunder. Upon request of the Purchaser and within ten (10) days thereof, the Company shall provide the Purchaser with written confirmation of the existence of such Escrow Account. Funds deposited in the Escrow Account may be drawn on by the Company in accordance with Section 4.07.

            The Company shall deposit in the Escrow Account or Accounts within two (2) Business Days of Company's receipt, and retain therein:

            (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement;

            (ii) all amounts representing Insurance Proceeds or Condemnation
                 Proceeds which are to be applied to the restoration or repair of any Mortgaged Property;

           (iii) all payments on account of Buydown Funds or Subsidy Funds;
                 and

            (iv) all Servicing Advances for Mortgagors whose Escrow Payments are insufficient to cover escrow disbursements.

            The Company shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in
Section 4.07. The Company shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution, other than interest on escrowed funds required by law to be paid to the Mortgagor. To the extent required by law, the Company shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes. The Company shall reimburse the Escrow Account for any losses incurred as a result of the investment of amounts on deposit in the Escrow Account.

Section 4.07     Permitted Withdrawals From Escrow Account.

            Withdrawals from the Escrow Account or Accounts may be made by the Company only:

            (i) to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

            (ii) to reimburse the Company for any Servicing Advances made by the Company pursuant to Section 4.08 with respect to a related Mortgage Loan, but only from amounts received on the related Mortgage Loan which represent late collections of Escrow Payments thereunder;

           (iii) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan;

            (iv) for transfer to the Custodial Account and application to reduce the principal balance of the Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

            (v) for application to the restoration or repair of the Mortgaged Property in accordance with the procedures outlined in
                 Section 4.14;

            (vi) to pay to the Company, or any Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

           (vii) to remove funds inadvertently placed in the Escrow Account by the Company;

          (viii) to transfer payment on account of Buydown Funds or Subsidy Funds to the Custodial Account, as applicable; and

            (ix) to clear and terminate the Escrow Account on the termination of this Agreement.

Section 4.08     Payment of Taxes, Insurance and Other Charges.

            With respect to each Mortgage Loan, the Company shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates, sewer rents, and other charges which are or may become a lien upon the Mortgaged Property and the status of PMI Policy or LPMI Policy premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Company in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. The Company assumes full responsibility for the timely payment of all such bills and shall effect timely payment of all such charges irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments, and the Company shall make advances from its own funds to effect such payments.

Section 4.09     Protection of Accounts.

            The Company may transfer the Custodial Account, Subsidy Account or the Escrow Account to a different Qualified Depository from time to time, provided that the Company shall give notice to the Purchaser of such transfer.

Section 4.10     Maintenance of Hazard Insurance.

            The Company shall cause to be maintained for each Mortgage Loan hazard insurance such that all buildings upon the Mortgaged Property are insured by an insurer acceptable to

Fannie Mae or Freddie Mac against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the lesser of (i) 100% of the insurable value on a replacement cost basis of the improvements securing such Mortgage Loan and (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan and (b) an amount such that the proceeds of such insurance shall be sufficient to prevent the application to the Mortgagor or the loss payee of any coinsurance clause under the policy. In the event a hazard insurance policy shall be in danger of being terminated, or in the event the insurer shall cease to be acceptable to Fannie Mae or Freddie Mac, the Company shall notify the Purchaser and the related Mortgagor, and shall use its best efforts, as permitted by applicable law, to obtain from another qualified insurer a replacement hazard insurance policy substantially and materially similar in all respects to the original policy. In no event, however, shall a Mortgage Loan be without a hazard insurance policy at any time, subject only to Section 4.11 hereof.

            If the related Mortgaged Property is located in an area identified by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) the Company shall cause the Mortgagor to maintain a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier acceptable to Fannie Mae or Freddie Mac in an amount representing coverage equal to the lesser of (i) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement cost basis (or the unpaid balance of the mortgage if replacement cost coverage is not available for the type of building insured) and (ii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended. If at any time during the term of the Mortgage Loan, the Company determines, in accordance with applicable law, that a Mortgaged Property is located in a special flood hazard area and is not covered by flood insurance or is covered in an amount less than the amount required by the Flood Disaster Protection Act of 1973, as amended, the Company shall notify the related Mortgagor that the Mortgagor must obtain such flood insurance coverage, and if said Mortgagor fails to obtain the require flood insurance coverage within forty-five (45) days after such notification, the Company shall immediately force place the required flood insurance on the Mortgagor's behalf.

            If a Mortgage is secured by a unit in a condominium project, the Company shall verify that the coverage required of the owner's association, including hazard, flood, liability, and fidelity coverage, is being maintained in accordance with then current Fannie Mae requirements, and secure from the owner's association its agreement to notify the Company promptly of any change in the insurance coverage or of any condemnation or casualty loss that may have a material effect on the value of the Mortgaged Property as security.

            In the event that any Purchaser or the Company shall determine that the Mortgaged Property should be insured against loss or damage by hazards and risks not covered by the insurance required to be maintained by the Mortgagor pursuant to the terms of the Mortgage, the Company shall communicate and consult with the Mortgagor with respect to the need for such insurance and bring to the Mortgagor's attention the required amount of coverage for the

Mortgaged Property and if the Mortgagor does not obtain such coverage, the Company shall immediately force place the required coverage on the Mortgagor's behalf.

            All policies required hereunder shall name the Company as loss payee and shall be endorsed with standard or union mortgagee clauses, without contribution, which shall provide for at least thirty (30) days prior written notice of any cancellation, reduction in amount or material change in coverage.

            The Company shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Company shall not accept any such insurance policies from insurance companies unless such companies are acceptable to Fannie Mae and Freddie Mac and are licensed to do business in the jurisdiction in which the Mortgaged Property is located. The Company shall determine that such policies provide sufficient risk coverage and amounts, that they insure the property owner, and that they properly describe the property address.

            Pursuant to Section 4.04, any amounts collected by the Company under any such policies (other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the related Mortgaged Property, or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor, in accordance with the Company's normal servicing procedures as specified in Section 4.14) shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 4.05.

Section 4.11     Maintenance of Mortgage Impairment Insurance.

            In the event that the Company shall obtain and maintain a blanket policy insuring against losses arising from fire and hazards covered under extended coverage on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to
Section 4.10 and otherwise complies with all other requirements of Section 4.10, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 4.10. The Company shall prepare and make any claims on the blanket policy as deemed necessary by the Company in accordance with Accepted Servicing Practices. Any amounts collected by the Company under any such policy relating to a Mortgage Loan shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 4.05. Such policy may contain a deductible clause, in which case, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 4.10, and there shall have been a loss which would have been covered by such policy, the Company shall deposit in the Custodial Account at the time of such loss the amount not otherwise payable under the blanket policy because of such deductible clause, such amount to be deposited from the Company's funds, without reimbursement therefor. Upon request of the Purchaser, the Company shall cause to be delivered to such Purchaser a certificate of insurance and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without thirty (30) days' prior written notice to such Purchaser.

Section 4.12     Maintenance of Fidelity Bond and Errors and Omissions
                 Insurance.

            The Company shall maintain with responsible companies, at its own expense, a blanket Fidelity Bond and an Errors and Omissions Insurance Policy, with broad coverage on all officers, employees or other Persons acting in any capacity requiring such Persons to handle funds, money, documents or papers relating to the Mortgage Loans ("Company Employees"). Any such Fidelity Bond and Errors and Omissions Insurance Policy shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Company against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Company Employees. Such Fidelity Bond and Errors and Omissions Insurance Policy also shall protect and insure the Company against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 4.12 requiring such Fidelity Bond and Errors and Omissions Insurance Policy shall diminish or relieve the Company from its duties and obligations as set forth in this Agreement. The minimum coverage under any such Fidelity Bond and Errors and Omissions Insurance Policy shall be at least equal to the amounts acceptable to Fannie Mae or Freddie Mac. Upon the request of any Purchaser, the Company shall cause to be delivered to such Purchaser a certificate of insurance for such Fidelity Bond and Errors and Omissions Insurance Policy and a statement from the surety and the insurer that such Fidelity Bond and Errors and Omissions Insurance Policy shall in no event be terminated or materially modified without thirty (30) days' prior written notice to the Purchaser.

Section 4.13     Inspections.

            If any Mortgage Loan is more than sixty (60) days delinquent, the Company immediately shall inspect the Mortgaged Property and shall conduct subsequent inspections in accordance with Accepted Servicing Practices or as may be required by the primary mortgage guaranty insurer. The Company shall keep a record of each such inspection and, upon request, shall provide the Purchaser with such information.

Section 4.14     Restoration of Mortgaged Property.

            The Company need not obtain the approval of the Purchaser prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Accepted Servicing Practices. For claims greater than $15,000, at a minimum the Company shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

            (i) the Company shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

            (ii) the Company shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics' and materialmen's liens;

            (iii) the Company shall verify that the Mortgage Loan is not in default; and

            (iv) pending repairs or restoration, the Company shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

            If the Purchaser is named as an additional loss payee, the Company is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Purchaser.

Section 4.15     Maintenance of PMI Policy and LPMI Policy; Claims.

            Except as indicated on the related Mortgage Loan Schedule, each Mortgage Loan with an LTV in excess of 80% at the time of origination, the Company shall, without any cost to the Purchaser, maintain or cause the Mortgagor to maintain in full force and effect a PMI Policy insuring a portion of the unpaid principal balance of the First Lien Mortgage Loan as to payment defaults. If the Mortgage Loan is insured by a PMI Policy for which the Mortgagor pays all premiums, the coverage will remain in place until (i) the LTV decreases to 78% or (ii) the PMI Policy is otherwise terminated pursuant to the Homeowners Protection Act of 1998, 12 USC ss.4901, et seq. In the event that such PMI Policy shall be terminated other than as required by law, the Company shall obtain from another Qualified Insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated PMI Policy. If the insurer shall cease to be a Qualified Insurer, the Company shall determine whether recoveries under the PMI Policy are jeopardized for reasons related to the financial condition of such insurer, it being understood that the Company shall in no event have any responsibility or liability for any failure to recover under the PMI Policy for such reason. If the Company determines that recoveries are so jeopardized, it shall notify the Purchaser and the Mortgagor, if required, and obtain from another Qualified Insurer a replacement insurance policy. The Company will maintain or cause to be maintained in full force and effect any LPMI Policy issued by a Qualified Insurer with respect to each Mortgage Loan for which such coverage is in existence or is obtained. The Purchaser shall notify the Company of any Mortgage Loan covered under an LPMI Policy. The Company shall not take any action which would result in noncoverage under any applicable PMI Policy or LPMI Policy of any loss which, but for the actions of the Company would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 6.01, the Company shall promptly notify the insurer under the related PMI Policy or LPMI Policy, if any, of such assumption or substitution of liability in accordance with the terms of such PMI Policy or LPMI Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such PMI Policy or LPMI Policy. If such PMI Policy or LPMI Policy is terminated as a result of such assumption or substitution of liability, the Company shall obtain a replacement PMI Policy or LPMI Policy as provided above.

            In connection with its activities as servicer, the Company agrees to prepare and present, on behalf of itself and the Purchaser, claims to the insurer under any PMI Policy or LPMI Policy in a timely fashion in accordance with the terms of such PMI Policy or LPMI Policy and, in this regard, to take such action as shall be necessary to permit recovery under any PMI Policy or LPMI Policy respecting a defaulted Mortgage Loan. Pursuant to Section 4.04, any amounts collected by the Company under any PMI Policy or LPMI Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to
Section 4.05.

            Any premiums payable on LPMI Policies will be paid from the Company's own funds without reimbursement.

Section 4.16     Title, Management and Disposition of REO Property.

            In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Company, or in the event the Company is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, or the perfection of the ownership or security interest of the Purchaser in such REO Property would be adversely affected, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Company from any attorney duly licensed to practice law in the state where the REO Property is located. The Person or Persons holding such title other than the Purchaser shall acknowledge in writing that such title is being held as nominee for the Purchaser.

            The Company shall manage, conserve, protect and operate each REO Property for the Purchaser solely for the purpose of its prompt disposition and sale. The Company, either itself or through an agent selected by the Company, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Company shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided below) on such terms and conditions as the Company deems to be in the best interest of the Purchaser.

            The Company shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event prior to the close of the third calendar year beginning after the year in which title has been taken to such REO Property, unless (i) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, and (ii) the Company determines that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than three years is permitted under the foregoing sentence and is necessary to sell any REO Property, (i) the Company shall report monthly to the Purchaser as to the progress being made in selling such REO Property and (ii) if a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Company as mortgagee, and such purchase money mortgage shall not be held pursuant to this Agreement.

            The Company shall also maintain on each REO Property fire and hazard insurance with extended coverage in amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

            The disposition of REO Property shall be carried out by the Company at such price, and upon such terms and conditions, as the Company deems to be in the best interests of the Purchaser. The proceeds of sale of the REO Property shall be promptly deposited in the Custodial Account. As soon as practical thereafter the expenses of such sale shall be paid and the Company shall reimburse itself for any related unreimbursed Servicing Advances, unpaid Servicing Fees and unreimbursed advances made pursuant to
Section 5.03. On the Remittance Date immediately following the Principal Prepayment Period in which such sale proceeds are received the net cash proceeds of such sale remaining in the Custodial Account shall be distributed to the Purchaser.

            The Company shall withdraw from the Custodial Account funds necessary for the proper operation management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to
Section 4.10 and the fees of any managing agent of the Company, or the Company itself. The Company shall make monthly distributions on each Remittance Date to the Purchaser of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described in this
Section 4.16 and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

            If REO Property is held by a REMIC, then it shall be disposed of within the time required by the REMIC Provisions unless an extension of such time is granted by the IRS.

Section 4.17     Real Estate Owned Reports.

            Together with the statement furnished pursuant to Section 5.02, the Company shall furnish to the Purchaser on or before the Remittance Date each month a statement with respect to any REO Property covering the operation of such REO Property for the previous month and the Company's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month. That statement shall be accompanied by such other information as the Purchaser shall reasonably request.

Section 4.18     Liquidation Reports.

            Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Purchaser pursuant to a deed in lieu of foreclosure, the Company shall submit to the Purchaser a liquidation report with respect to such Mortgaged Property.

Section 4.19     Reports of Foreclosures and Abandonments of Mortgaged Property.

            Following the foreclosure sale or abandonment of any Mortgaged Property, the Company shall report such foreclosure or abandonment as required pursuant to Section 6050J of the Code. The Company shall file information reports with respect to the receipt of mortgage interest received in a trade or business and information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property as required by the Code. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by the Code.

Section 4.20     Confidentiality/Protection of Customer Information.

            The Company shall keep confidential and shall not divulge to any party, without the Purchaser's prior written consent, the price paid by the Purchaser for the Mortgage Loans, except to the extent that it is reasonable and necessary for the Company to do so in working with legal counsel, auditors, taxing authorities or other governmental agencies. Each party agrees that it shall comply with all applicable laws and regulations regarding the privacy or security of Customer Information shall maintain appropriate administrative, technical and physical safeguards to protect the security, confidentiality and integrity of Customer Information, including maintaining security measures designed to meet the objectives of the Interagency Guidelines Establishing Standards for Safeguarding Customer Information, 66 Fed. Reg. 8616 (the "Interagency Guidelines"). For purposes of this Section, the term "Customer Information" shall have the meaning assigned to it in the Interagency Guidelines.

Section 4.21     Notification of Adjustments.

            With respect to each Adjustable Rate Mortgage Loan, the Company shall adjust the Mortgage Interest Rate on the related Adjustment Date in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note. The Company shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate adjustments. Upon the discovery by the Company or the receipt of notice from the Purchaser that the Company has failed to adjust a Mortgage Interest Rate in accordance with the terms of the related Mortgage Note, the Company shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss or deferral caused the Purchaser thereby.

Section 4.22     Fair Credit Reporting Act.

            The Company, in its capacity as servicer for each Mortgage Loan, agrees to fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis.

Section 4.23     Application of Buydown Funds.

            With respect to each Buydown Mortgage Loan, the Company shall have deposited into the Escrow Account, no later than the last day of the month, Buydown Funds in an amount equal to the aggregate undiscounted amount of payments that, when added to the amount the Mortgagor on such Mortgage Loan is obligated to pay on all Due Dates in accordance with the terms of the Buydown Agreement, is equal to the full scheduled Monthly Payments which are required to be paid by the Mortgagor under the terms of the related Mortgage Note (without regard to the related Buydown Agreement as if the Mortgage Loan were not subject to the terms of the Buydown Agreement). With respect to each Buydown Mortgage Loan, the Company will distribute to the Purchaser on each Remittance Date an amount of Buydown Funds equal to the amount that, when added to the amount required to be paid on such date by the related Mortgagor, pursuant to and in accordance with the related Buydown Agreement, equals the full Monthly Payment that would otherwise be required to be paid on such Mortgage Loan by the related Mortgagor under the terms of the related Mortgage Note (as if the Mortgage Loan were not a Buydown Mortgage Loan and without regard to the related Buydown Agreement).

            If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown Period and the Mortgaged Property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Company or the insurer under any related Primary Insurance Policy) the Company shall, on the Remittance Date following the date upon which Liquidation Proceeds or REO Disposition proceeds are received with respect to any such Buydown Mortgage Loan, distribute to the Purchaser all remaining Buydown Funds for such Mortgage Loan then remaining in the Escrow Account. Pursuant to the terms of each Buydown Agreement, any amounts distributed to the Purchaser in accordance with the preceding sentence will be applied to reduce the outstanding principal balance of the related Buydown Mortgage Loan. If a Mortgagor on a Buydown Mortgage Loan prepays such Mortgage Loan in its entirety during the related Buydown Period, the Company shall be required to withdraw from the Escrow Account any Buydown Funds remaining in the Escrow Account with respect to such Buydown Mortgage Loan in accordance with the related Buydown Agreement. If a principal prepayment by a Mortgagor on a Buydown Mortgage Loan during the related Buydown Period, together with any Buydown Funds then remaining in the Escrow Account related to such Buydown Mortgage Loan, would result in a principal prepayment of the entire unpaid principal balance and all other amounts owed under the Buydown Mortgage Loan, the Company shall distribute to the Purchaser on the Remittance Date occurring in the month immediately succeeding the month in which such Principal Prepayment is received, all Buydown Funds related to such Mortgage Loan so remaining in the Escrow Account, together with any other amounts required to be deposited into the Custodial Account.

Section 4.24     Establishment of and Deposits to Subsidy Account.


            The Company shall segregate and hold all Subsidy Funds collected and received pursuant to the Subsidy Loans separate and apart from any of its own funds and general assets and shall establish and maintain one or more Subsidy Accounts, in the form of time deposit or demand accounts, titled "Wells Fargo Bank, N.A., in trust for the Purchaser, its successors or assigns, and/or subsequent purchasers of Residential Mortgage Loans, and various Mortgagors." The Subsidy Account shall be an eligible deposit account established with a Qualified Depository.

            The Company shall, from time to time, withdraw funds from the Subsidy Account for the following purposes:

                  (i) to deposit in the Custodial Account in the amounts and in the manner provided for in Section 4.04(xi);

                 (ii) to transfer funds to another eligible institution in
            accordance with Section 4.09 hereof;

                (iii) to withdraw funds deposited in error; and

                 (iv) to clear and terminate the Subsidy Account upon the
            termination of this Agreement.

            Notwithstanding anything to the contrary elsewhere in this Agreement, the Company may employ the Escrow Account as the Subsidy Account to the extent that the Company can separately identify any Subsidy Funds deposited therein.

Section 4.25     Use of Subservicers and Subcontractors.

            The Company shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Company under this Agreement or any Reconstitution Agreement unless the Company complies with the provisions of paragraph (a) of this Section 4.25. The Company shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Company under this Agreement or any Reconstitution Agreement unless the Company complies with the provisions of paragraph (b) of this Section 4.25.

            (a) The Company shall not hire or otherwise utilize the services of any Subservicer with respect to the Mortgage Loans without giving the Purchaser or its designee fifteen (15) Business Days' advance written notice of the effective date of such hiring or utilization of a Subservicer, followed by written confirmation of such hiring or utilization of a Subservicer on the effective date of such engagement and indicating the circumstances surrounding such hiring or utilization. Any notices required by this Section 4.25(a) shall be sent via telecopier or certified or registered mail to the addresses set forth below: John P. Cavanagh, Servicer Oversight Group, 5002 T-Rex Avenue, Suite 300, Boca Raton, Florida 33431, Telecopy: 561-544-5603, and emailed to:
            regab_servicer_notice@morganstanley.com, with a copy to Brian K. Victor, Winston & Strawn LLP, 200 Park Avenue, New York, New York 10166, Telecopy: 212-294-3361, Email: bvictor@winston.com (or such other address as such Person may otherwise specify to the Company). The Company shall cause any Subservicer used by the Company (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of this Section
            4.25 and with Sections 6.04, 6.06, 9.01(e)(iii), 9.01(e)(v),
            9.01(e)(vi), 9.01(e)(vii), 9.01(e)(viii) and 9.01(f) of this
            Agreement to the same extent as if such Subservicer were the Company, and to provide the information required with respect to such Subservicer under Section 9.01(e)(iv) of this Agreement. The Company shall be responsible for obtaining from each Subservicer and delivering to the Purchaser and any Depositor any servicer compliance statement required to be delivered by such Subservicer under Section 6.04 and any assessment of compliance and attestation required to be delivered by such Subservicer under
            Section 6.06 and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Section 6.06 as and when required to be delivered.

            (b) It shall not be necessary for the Company to seek the consent of the Purchaser, any Master Servicer or any Depositor to the utilization of any Subcontractor. The Company shall promptly upon request provide to the Purchaser, any Master Servicer and any Depositor (or any designee of the Depositor, such as an administrator) a written description (in form and substance satisfactory to the Purchaser, such Depositor and such Master Servicer) of the role and function of each Subcontractor utilized by the Company or any Subservicer, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

            As a condition to the utilization of any Subcontractor determined to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, the Company shall cause any such Subcontractor used by the Company (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of Sections 6.06 and 9.01(e) of this Agreement to the same extent as if such Subcontractor were the Company. The Company shall be responsible for obtaining from each Subcontractor and delivering to the Purchaser and any Depositor any assessment of compliance and attestation and other certifications required to be delivered by such Subcontractor under Section 6.06, in each case as and when required to be delivered.

Section 4.26     Letter of Credit Compliance.

            Notwithstanding any other provision of this Agreement, the Company shall comply with all the requirements of any Letter of Credit so as to assure the full benefit of such Letter of Credit to the Purchaser.

Section 4.27     Letter of Credit Draws.

            The Company shall take all steps necessary to make draws under any Letter of Credit in accordance with the provisions thereof and shall draw on each Letter of Credit all amounts payable thereunder within the time frame required by the Letter of Credit or such shorter time within which the Company can effect such draw (not to exceed thirty (30) calendar days) of (i) the date the related Pledged Asset Mortgage Loan becomes ninety (90) days or more delinquent and (ii) the receipt of notice of non-renewal from the Pledge Holder at any time prior to the date that all amounts owed under the related Pledged Asset Mortgage Loan are less than or equal to 80% of the Appraised Value of the related Mortgaged Property. The Company shall notify the Purchaser promptly in writing upon receipt of notice from the Pledge Holder of non-renewal of any Letter of Credit. Upon receipt of any amounts as a result of a draw on a Letter of Credit because of the non-renewal of such Letter of Credit or as a result of the Pledged Asset Mortgage Loan continuing in default for ninety (90) or more days, the Company shall deposit such amounts in the Custodial Account and such amount shall be treated as a payment of principal.

Section 4.28     Assignment of the Letter of Credit.


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

            Notwithstanding anything to the contrary in this Agreement (including, without limitation, the termination or transfer of the servicing rights and/or obligations of the Company pursuant to Articles X and XI hereof), the Company, as beneficiary under any Non-Assigned Letters of Credit, shall transfer and assign, at no cost to the Purchaser, each Non-Assigned Letter of Credit to the Purchaser in accordance with the provisions thereof within ten (10) Business Days of such termination or transfer. In addition, the Company shall forward within one (1) Business Day of receipt any notice received of non-renewal of any Letter of Credit. Any funds received by the Company from draws on the Non-Assigned Letters of Credit after the Company is no longer the servicer hereunder shall be remitted by the Company to the successor servicer for deposit into the Custodial Account.

Section 4.29     Pledge Holder Defaults.

            Upon a default under the Letter of Credit by the Pledge Holder, the Company shall take possession of the assets securing the Letter of Credit and shall deposit such assets or the proceeds thereof in the Custodial Account and apply them as a prepayment of the related Pledged Asset Mortgage Loan. If such default described in the prior sentence occurs at any time that the Company is no longer the servicer of the related Pledged Asset Mortgage Loan, the Company shall, upon knowledge of such default or notice from the successor servicer of such default with respect to any Non-Assigned Letter of Credit forward such proceeds to the successor servicer for deposit into the Custodial Account.



                                   ARTICLE V

                             PAYMENTS TO PURCHASER

Section 5.01     Remittances.

            On each Remittance Date the Company shall remit by wire transfer of immediately available funds to the Purchaser (a) all amounts deposited in the Custodial Account as of the close of business on the Determination Date (net of charges against or withdrawals from the Custodial Account pursuant to Section 4.05), plus (b) all amounts, if any, which the Company is obligated to distribute pursuant to Section 5.03, minus (c) any amounts attributable to Principal Prepayments received after the applicable Principal Prepayment Period which amounts shall be remitted on the following Remittance Date, together with any additional interest required to be deposited in the Custodial Account in connection with such Principal Prepayment in accordance with Section 4.04(viii); minus (d) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the first day of the month of the Remittance Date, and minus (e) any amounts attributable to Buydown Funds being held in the Custodial Account, which amounts shall be remitted on the Remittance Date succeeding the Due Period for such amounts.

            With respect to any remittance received by the Purchaser after the second (2nd) Business Day following the Business Day on which such payment was due, the Company shall pay to the

Purchaser interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus three percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Company on the date such late payment is made and shall cover the period commencing with the day following such second (2nd) Business Day and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Company of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Company.

Section 5.02     Statements to Purchaser.

            Not later than the Remittance Report Date, the Company shall furnish to the Purchaser a monthly remittance advice, in an electronic form as mutually agreed to by the Company and Purchaser, with a trial balance report attached thereto, as to the remittance period ending on the last day of the preceding month.

            In addition, the Company shall provide the Purchaser with such information as the Purchaser may reasonably request from time to time concerning the Mortgage Loans as is necessary for the Purchaser to prepare its federal income tax return and any and all other tax returns, information statements or other filings required to be delivered to any governmental taxing authority or to the Purchaser pursuant to any applicable law with respect to the Mortgage Loans and the transaction contemplated hereby.

Section 5.03     Monthly Advances by Company.

            On the Business Day immediately preceding each Remittance Date, the Company shall deposit in the Custodial Account from its own funds or from amounts held for future distribution an amount equal to all Monthly Payments (with interest adjusted to the Mortgage Loan Remittance Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date or which were deferred pursuant to Section 4.01. Any amounts held for future distribution and so used shall be replaced by the Company by deposit in the Custodial Account on or before any future Remittance Date if funds in the Custodial Account on such Remittance Date shall be less than payments to the Purchaser required to be made on such Remittance Date. Notwithstanding the foregoing, the Company shall not be permitted to make any advances from amounts held for future distribution, and instead shall be required to make all advances from its own funds, unless the Company, its parent, or their respective successors hereunder shall have a long-term credit rating of at least "A" by Fitch, Inc. (doing business as Fitch Ratings), "A" by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and "A2" by Moody's Investors Service, Inc. The Company's obligation to make such Monthly Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including REO Disposition Proceeds, Insurance Proceeds and Condemnation Proceeds) with respect to the

Mortgage Loan; provided, however, that if requested by a Rating Agency in connection with Securitization Transaction, the Company shall be obligated to make such advances through the Remittance Date prior to the date on which cash is received in connection with the liquidation of REO Property; provided, further, that such obligation shall cease if the Company determines, in its sole reasonable opinion, that advances with respect to such Mortgage Loan are non-recoverable by the Company from Liquidation Proceeds, REO Disposition Proceeds, Insurance Proceeds, Condemnation Proceeds, or otherwise with respect to a particular Mortgage Loan. In the event that the Company determines that any such advances are non-recoverable, the Company shall provide the Purchaser with a certificate signed by two officers of the Company evidencing such determination.

            The Company shall not have an obligation to advance amounts in respect to shortfalls relating to the Servicemembers Civil Relief Act or similar state or local laws.


                                  ARTICLE VI

                         GENERAL SERVICING PROCEDURES

Section 6.01     Transfers of Mortgaged Property.

            The Company shall use its best efforts to enforce any "due-on-sale" provision contained in any Mortgage or Mortgage Note and to deny assumption by the Person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note. When the Mortgaged Property has been conveyed by the Mortgagor, the Company shall, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause applicable thereto, provided, however, that the Company shall not exercise such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related PMI Policy, if any.

            If the Company reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, the Company shall enter into (i) an assumption and modification agreement with the Person to whom such property has been conveyed, pursuant to which such Person becomes liable under the Mortgage Note and the original Mortgagor remains liable thereon or (ii) in the event the Company is unable under applicable law to require that the original Mortgagor remain liable under the Mortgage Note and the Company has the prior consent of the primary mortgage guaranty insurer, a substitution of liability agreement with the purchaser of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the purchaser of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note. If an assumption fee is collected by the Company for entering into an assumption agreement the fee will be retained by the Company as additional servicing compensation. In connection with any such assumption, neither the Mortgage Interest Rate borne by the related Mortgage Note, the term of the Mortgage Loan, the outstanding principal amount of the Mortgage Loan nor any other material terms shall be changed without Purchaser's consent.


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

            To the extent that any Mortgage Loan is assumable, the Company shall inquire diligently into the credit worthiness of the proposed transferee, and shall use the underwriting criteria for approving the credit of the proposed transferee which are used with respect to underwriting mortgage loans of the same type as the Mortgage Loan. If the credit worthiness of the proposed transferee does not meet such underwriting criteria, the Company diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan.

Section 6.02     Satisfaction of Mortgages and Release of Mortgage Files.

            Upon the payment in full of any Mortgage Loan, or the receipt by the Company of a notification that payment in full will be escrowed in a manner customary for such purposes, the Company shall notify the Purchaser in the monthly remittance advice as provided in Section 5.02, and may request the release of any Mortgage Loan Documents. If such Mortgage Loan is a MERS Mortgage Loan, the Company is authorized to cause the removal from the registration on the MERS System of such Mortgage and to execute and deliver, on behalf of the Purchaser, any and all instruments of satisfaction or cancellation or of partial or full release.

            If the Company satisfies or releases the lien of the Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage (other than as a result of a modification of the Mortgage pursuant to the terms of this Agreement or liquidation of the Mortgaged Property pursuant to the terms of this Agreement) or should the Company otherwise prejudice any rights the Purchaser may have under the mortgage instruments, upon written demand of the Purchaser, the Company shall repurchase the related Mortgage Loan at the Repurchase Price by deposit thereof in the Custodial Account within two (2) Business Days of receipt of such demand by the Purchaser. The Company shall maintain the Fidelity Bond and Errors and Omissions Insurance Policy as provided for in Section 4.12 insuring the Company against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

Section 6.03     Servicing Compensation.

            As compensation for its services hereunder, the Company shall be entitled to withdraw from the Custodial Account the amount of its Servicing Fee. The Servicing Fee shall be payable monthly and shall be computed on the basis of the same unpaid principal balance and for the period respecting which any related interest payment on a Mortgage Loan is received. The obligation of the Purchaser to pay the Servicing Fee is limited to, and payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds, to the extent permitted by Section 4.05) of such Monthly Payments.

            Additional servicing compensation in the form of assumption fees, to the extent provided in Section 6.01, and late payment charges shall be retained by the Company to the extent not required to be deposited in the Custodial Account. The Company shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

Section 6.04     Annual Statements as to Compliance.

            On or before March 1 of each calendar year, commencing in 2007, the Company shall deliver to the Purchaser and any Depositor, or if Wells Fargo Bank, N.A. is the master servicer, to the master servicer a statement of compliance addressed to the Purchaser and such Depositor, or if Wells Fargo Bank, N.A. is the master servicer, to the master servicer and signed by an authorized officer of the Company, to the effect that (a) a review of the Company's activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement and any applicable Reconstitution Agreement during such period has been made under such officer's supervision, and (b) to the best of such officers' knowledge, based on such review, the Company has fulfilled all of its obligations under this Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

Section 6.05     Annual Independent Public Accountants' Servicing Report.

            Other than with respect to any Mortgage Loans that are the subject of a Securitization Transaction, on or before March 1 of each calendar year, commencing in 2007, the Company, at its expense, shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to each Purchaser to the effect that such firm has examined certain documents and records relating to the servicing of the mortgage loans similar in nature and that such firm is of the opinion that the provisions of this or similar agreements have been complied with, and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, nothing has come to their attention which would indicate that such servicing has not been conducted in compliance therewith, except for
(i) such exceptions as such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such statement. By providing Purchaser a copy of a Uniform Single Attestation Program Report from their independent public accountant's on an annual basis, Company shall be considered to have fulfilled its obligations under this Section 6.05.

Section 6.06     Report on Assessment of Compliance and Attestation.

            With respect to any Mortgage Loans that are the subject of a Securitization Transaction, on or before March 1 of each calendar year, commencing in 2007, the Company shall:

            (i) deliver to the Purchaser and any Depositor, or if Wells Fargo Bank, N.A. is the master servicer, to the master servicer a report (in form and substance reasonably satisfactory to the Purchaser and such Depositor, or if Wells Fargo Bank, N.A. is the master servicer) regarding the Company's assessment of compliance with the

                  Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Purchaser and such Depositor, or if Wells Fargo Bank, N.A. is the master servicer, to the master servicer and signed by an authorized officer of the Company and shall address each of the "Applicable Servicing
                  Criteria" specified on Exhibit H hereto (or those Servicing Criteria otherwise mutually agreed to by the Purchaser, the Company or any successor Person that will be responsible for signing any Sarbanes Certification with respect to a Securitization Transaction in response to evolving interpretations of Regulation AB);

            (ii) deliver to the Purchaser and any Depositor, or if Wells Fargo Bank, N.A. is the master servicer, to the master servicer a report of a registered public accounting firm reasonably acceptable to the Purchaser and such Depositor, or if Wells Fargo Bank, N.A. is the master servicer, to the master servicer that attests to, and reports on, the assessment of compliance made by the Company and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

            (iii) cause each Subservicer and each Subcontractor, determined by the Company pursuant to Section 4.25(b) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, to deliver to the Purchaser and any Depositor an assessment of compliance and accountants' attestation as and when provided in paragraphs (i) and (ii) of this Section 6.06; and

            (iv) deliver, and cause each Subservicer and each Subcontractor described in clause (iii) above to deliver to the Purchaser, any Depositor, any Master Servicer and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification, signed by the appropriate officer of the Company, in the form attached hereto as Exhibit I.

            The Company acknowledges that the parties identified in clause
(iv) above may rely on the certification provided by the Company pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission.

            Each assessment of compliance provided by a Subservicer pursuant to Section 6.06(iii) shall address each of the Servicing Criteria specified substantially in the form of Exhibit H hereto delivered to the Purchaser concurrently with the execution of this Agreement or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment. An assessment of compliance provided by a Subcontractor pursuant to Section 6.06(iii) need not address any elements of the Servicing Criteria other than those specified by the Company pursuant to Section 4.25.

Section 6.07     Remedies.

            (i) Any failure by the Company, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required under Article IX, Section 4.25, Section 6.04 or Section 6.06, or any breach by the Company of a representation or warranty set forth in Section 9.01(e)(vi)(A), or in a writing furnished pursuant to Section 9.01(e)(vi)(B) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Company of a representation or warranty in a writing furnished pursuant to Section 9.01(e)(vi)(B) to the extent made as of a date subsequent to such closing date, shall, except as provided in sub-clause (ii) of this Section, immediately and automatically, without notice or grace period, constitute an Event of Default with respect to the Company under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser or any Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Company as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement or any applicable Reconstitution Agreement to the contrary) of any compensation to the Company (and, if the Company is servicing any of the Mortgage Loans in a Securitization Transaction, the Purchaser or Depositor, as applicable, may appoint a successor servicer; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Company as servicer, such provision shall be given effect.

            (ii) Any failure by the Company, any Subservicer or any Subcontractor to deliver any information, report, certification or accountants' letter when and as required under Section 6.04 or Section 6.06, including any failure by the Company to identify any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, which continues unremedied for ten (10) calendar days after the date on which such information, report, certification or accountants' letter was required to be delivered shall constitute an Event of Default with respect to the Company under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser or any Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Company under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Company; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Company as servicer, such provision shall be given effect.

            (iii) The Company shall promptly reimburse the Purchaser (or any designee of the Purchaser), any Master Servicer and any Depositor, as applicable, for all reasonable expenses incurred by the Purchaser (or such designee) or such Depositor, as such are incurred, in connection with the termination of the Company as servicer and the transfer of servicing of the

Mortgage Loans to a successor servicer. The provisions of this paragraph shall not limit whatever rights the Purchaser or any Depositor may have under other provisions of this Agreement and/or any applicable Reconstitution Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

Section 6.08     Right to Examine Company Records.

            The Purchaser, or its designee, shall have the right to examine and audit any and all of the books, records, or other information of the Company, whether held by the Company or by another on its behalf, with respect to or concerning this Agreement or the Mortgage Loans, during business hours or at such other times as may be reasonable under applicable circumstances, upon reasonable advance notice. The Purchaser shall pay its own expenses associated with such examination.

Section 6.09     Compliance with REMIC Provisions.

            If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans or any of them and REO Property are held, the Company shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on "prohibited transactions" as defined in Section 860F(a) (2) of the Code and the tax on "contributions" to a REMIC set forth in Section 860G(d) of the Code) unless the Company has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.



                                  ARTICLE VII

                             COMPANY TO COOPERATE

Section 7.01     Provision of Information.

            During the term of this Agreement, the Company shall furnish to the Purchaser such periodic, special, or other reports or information, and copies or originals of any documents contained in the Servicing File for each Mortgage Loan provided for herein. All other special reports or information not provided for herein as shall be necessary, reasonable, or appropriate with respect to the Purchaser or any regulatory agency will be provided at the Purchaser's expense. All such reports, documents or information shall be provided by and in accordance with all reasonable instructions and directions which the Purchaser may give.

            The Company shall execute and deliver all such instruments and take all such action as the Purchaser may reasonably request from time to time, in order to effectuate the purposes and to carry out the terms of this Agreement.


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

Section 7.02     Financial Statements; Servicing Facility.

            In connection with marketing the Mortgage Loans, the Purchaser may make available to a prospective purchaser a Consolidated Statement of Operations of the Company for the most recently completed two (2) fiscal years for which such a statement is available, as well as a Consolidated Statement of Condition at the end of the last two (2) fiscal years covered by such Consolidated Statement of Operations. The Company, upon request, also shall make available any comparable interim statements to the extent any such statements have been prepared by or on behalf of the Company (and are available upon request to members or stockholders of the Company or to the public at large).

            The Company also shall make available to Purchaser or prospective purchasers a knowledgeable financial or accounting officer for the purpose of answering questions respecting recent developments affecting the Company or the financial statements of the Company, and to permit any prospective purchaser to inspect the Company's servicing facilities for the purpose of satisfying such prospective purchaser that the Company has the ability to service the Mortgage Loans as provided in this Agreement.


                                 ARTICLE VIII

                                  THE COMPANY

Section 8.01     Indemnification; Third Party Claims.

            The Company shall indemnify the Purchaser and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain in any way related to the failure of the Company to perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement. The Company immediately shall notify the Purchaser if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, and assume (with the prior written consent of the Purchaser) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Purchaser in respect of such claim. The Company shall follow any written instructions received from the Purchaser in connection with such claim. The Purchaser promptly shall reimburse the Company for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way related to the Company's indemnification pursuant to Section 3.03, or the failure of the Company to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement.

Section 8.02     Merger or Consolidation of the Company.

            The Company shall keep in full effect its existence, rights and franchises and shall obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

            Any Person into which the Company may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Company shall be a party, or any Person succeeding to the business of the Company, shall be the successor of the Company hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided, however, that the successor or surviving Person shall be an institution which is a Fannie Mae/Freddie Mac-approved company in good standing. Furthermore, in the event the Company transfers or otherwise disposes of all or substantially all of its assets to an affiliate of the Company, such affiliate shall satisfy the condition above, and shall also be fully liable to the Purchaser for all of the Company's obligations and liabilities hereunder.

Section 8.03     Limitation on Liability of Company and Others.

            Neither the Company nor any of the directors, officers, employees or agents of the Company shall be under any liability to the Purchaser for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment, provided, however, that this provision shall not protect the Company or any such Person against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement or any other liability which would otherwise be imposed under this Agreement. The Company and any director, officer, employee or agent of the Company may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability, provided, however, that the Company may, with the consent of the Purchaser, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the Company shall be entitled to reimbursement from the Purchaser of the reasonable legal expenses and costs of such action.

Section 8.04     Limitation on Resignation and Assignment by Company.

            The Purchaser has entered into this Agreement with the Company and subsequent purchasers will purchase the Mortgage Loans in reliance upon the independent status of the Company, and the representations as to the adequacy of its servicing facilities, personnel, records and procedures, its integrity, reputation and financial standing, and the continuance thereof. Therefore, the Company shall neither assign this Agreement or the servicing rights hereunder or delegate its rights or duties hereunder (other than pursuant to Section 4.01) or any portion hereof or sell or otherwise dispose of all of its property or assets without the prior written consent of the Purchaser, which consent shall not be unreasonably withheld.


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            The Company shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Company and the Purchaser or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Company. Any such determination permitting the resignation of the Company shall be evidenced by an Opinion of Counsel to such effect delivered to the Purchaser which Opinion of Counsel shall be in form and substance acceptable to the Purchaser. No such resignation shall become effective until a successor shall have assumed the Company's responsibilities and obligations hereunder in the manner provided in Section 12.01.

            Without in any way limiting the generality of this Section 8.04, in the event that the Company either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder (other than pursuant to Section 4.01) or any portion thereof or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written consent of the Purchaser, then the Purchaser shall have the right to terminate this Agreement upon notice given as set forth in Section 10.01, without payment of any penalty, damages or termination fees, and without any liability whatsoever to the Company or any third party.



                                  ARTICLE IX

       AGENCY SALES, SECURITIZATION TRANSACTIONS OR WHOLE LOAN TRANSFERS

Section 9.01     Removal of Mortgage Loans from Inclusion Under this Agreement

            The Purchaser and the Company agree that with respect to some or all of the Mortgage Loans, the Purchaser, at its sole option, may effect Whole Loan Transfers, Agency Sales or Securitization Transactions, retaining the Company as the servicer thereof or as subservicer if a master servicer is employed, or as applicable the "seller/servicer." In the event that any Mortgage Loan transferred pursuant to this Section 9.01 is rejected by the transferee, the Company shall continue to service such rejected Mortgage Loan on behalf of the Purchaser in accordance with the terms and provisions of this Agreement.

            The Company shall cooperate with the Purchaser in connection with each Whole Loan Transfer, Agency Sales or Securitization Transaction in accordance with this Section 9.01, provided that no such Whole Loan Transfer, Agency Sale or Securitization Transaction shall create a greater obligation or cost on the part of the Company than otherwise set forth in this Agreement. In connection therewith:

            (a) the Company shall make all representations and warranties with respect to the Mortgage Loans as of the Closing Date and with respect to the Company itself as of the closing date of each Whole Loan Transfer, Agency Sale or Securitization Transaction. In the event of a Securitization Transaction or Agency Sale for which Freddie Mac representations and warranties are required, the Company agrees to make the representations and warranties listed on Exhibit J, as of the related Closing Date, at the time of such Securitization Transaction or Agency Sale, with respect to the Mortgage Loans included therein;

            (b) the Company shall negotiate in good faith and execute any seller/servicer agreements required to effectuate the foregoing, including, without limitation, an Assignment, Assumption and Recognition Agreement in the form attached hereto as Exhibit B; provided, such agreements create no greater obligation or cost on the part of the Company than otherwise set forth in this Agreement;

            (c) the Company shall represent to the Purchaser, the depositor, the trustee, and the initial purchaser of the securities issued in connection with any Securitization Transaction that: (1) that the Company has serviced the Mortgage Loans in accordance with the terms of this Agreement, and has otherwise complied with all covenants and obligations hereunder, and (2) that the Company has taken no action that would, nor omitted to take any required action the omission of which would, have the effect of impairing the mortgage insurance or guarantee on the Mortgage Loans;

            (d) the Company shall deliver an opinion of counsel (which can be an opinion of in-house counsel to the Company) reasonably acceptable to the Purchaser; provided that any out-of-pocket, third party expenses incurred by the Company in connection with the foregoing shall be paid by the Purchaser;

            (e) in connection with any Securitization Transaction the Company shall (1) within five (5) Business Days following request by the Purchaser or any Depositor, provide to the Purchaser and such Depositor (or, as applicable, cause each Third-Party Originator and each Subservicer to provide), in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor, the information and materials specified in paragraphs (i), (ii), (iii) and (vii) of this subsection (e), and (2) as promptly as practicable following notice to or discovery by the Company, provide to the Purchaser and any Depositor (in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor) the information specified in paragraph (iv) of this subsection (e).

                  (i) If so requested by the Purchaser or any Depositor, the Company shall provide such information regarding (1) the Company, as originator of the Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), or (2) each Third-Party Originator, and (3) as applicable, each Subservicer, as is requested for the purpose of compliance with Items 1103(a)(1), 1105, 1110, 1117 and 1119 of
                        Regulation AB. Such information shall include, at a minimum:

                        (A)   the originator's form of organization;


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

                        (B) a description of the originator's origination program and how long the originator has been engaged in originating residential mortgage loans, which description shall include a discussion of the originator's experience in originating mortgage loans of a similar type as the Mortgage Loans; information regarding the size and composition of the originator's origination portfolio; and information that may be material, in the good faith judgment of the Purchaser or any Depositor, to an analysis of the performance of the Mortgage Loans, including the originators' credit-granting or underwriting criteria for mortgage loans of similar type(s) as the Mortgage Loans and such other information as the Purchaser or any Depositor may reasonably request for the purpose of compliance with Item 1110(b)(2) of Regulation AB;

                        (C)   a description of any material legal or
                              governmental proceedings pending (or known to be contemplated) against the Company, each Third-Party Originator and each Subservicer; and

                        (D) a description of any affiliation or relationship (of a type described in Item 1119 of Regulation
                              AB) between the Company, each Third-Party
                              Originator, each Subservicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Company by the Purchaser or any Depositor in writing in advance of a Securitization
                              Transaction:

                              (1)   the sponsor;
                              (2)   the depositor;
                              (3)   the issuing entity;
                              (4)   any servicer;
                              (5)   any trustee;
                              (6)   any originator;
                              (7)   any significant obligor;
                              (8)   any enhancement or support provider; and
                              (9)   any other material transaction party.

                  (ii) If so requested by the Purchaser or any Depositor, the Company shall provide (or, as applicable, cause each Third-Party Originator to provide) Static Pool Information with respect to the mortgage loans (of a similar type as the Mortgage Loans, as reasonably identified by the Purchaser as provided below) originated by (1) the Company, if the Company is an originator of Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), and/or (2) each Third-Party Originator. Such Static Pool Information shall be prepared by the Company (or Third-Party Originator) on the basis of its reasonable, good faith interpretation of the requirements of Item 1105(a)(1)-(3) of Regulation AB. To the extent


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

                        that there is reasonably available to the Company (or Third-Party Originator) Static Pool Information with respect to more than one mortgage loan type, the Purchaser or any Depositor shall be entitled to specify whether some or all of such information shall be provided pursuant to this paragraph. The content of such Static Pool Information may be in the form customarily provided by the Company, and need not be customized for the Purchaser or any Depositor. Such Static Pool Information for each vintage origination year or prior securitized pool, as applicable, shall be presented in increments no less frequently than quarterly over the life of the mortgage loans included in the vintage origination year or prior securitized pool. The most recent periodic increment must be as of a date no later than 135 days prior to the date of the prospectus or other offering document in which the Static Pool Information is to be included or incorporated by reference. The Static Pool Information shall be provided in an electronic format that provides a permanent record of the information provided, such as a portable document format (pdf) file, or other such electronic format reasonably required by the Purchaser or the Depositor, as applicable.

                        Promptly following notice or discovery of a material error in Static Pool Information provided pursuant to the immediately preceding paragraph (including an omission to include therein information required to be provided pursuant to such paragraph), the Company shall provide corrected Static Pool Information to the Purchaser or any Depositor, as applicable, in the same format in which Static Pool Information was previously provided to such party by the Company.

                        If so requested by the Purchaser or any Depositor, the Company shall provide (or, as applicable, cause each Third-Party Originator to provide), at the expense of the requesting party (to the extent of any additional incremental expense associated with delivery pursuant to this Agreement), such agreed-upon procedures letters of certified public accountants reasonably acceptable to the Purchaser or Depositor, as applicable, pertaining to Static Pool Information relating to prior securitized pools for securitizations closed on or after January 1, 2006 or, in the case of Static Pool Information with respect to the Company's or Third-Party Originator's originations or purchases, to calendar months commencing January 1, 2006, as the Purchaser or such Depositor shall reasonably request. Such statements and letters shall be addressed to and be for the benefit of such parties as the Purchaser or such Depositor shall designate, which may include, by way of example, any sponsor, any Depositor and any broker dealer acting as underwriter, placement agent or initial purchaser with respect to a Securitization Transaction. Any such statement or letter may take the form of a standard, generally applicable


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

                        document accompanied by a reliance letter authorizing reliance by the addressees designated by the Purchaser or such Depositor.

                  (iii) If so requested by the Purchaser or any Depositor, the
                        Company shall provide such information regarding the Company, as servicer of the Mortgage Loans, and each Subservicer (each of the Company and each Subservicer, for purposes of this paragraph, a "Servicer"), as is requested for the purpose of compliance with Items 1108, 1117 and 1119 of Regulation AB. Such information shall include, at a minimum:

                        (A)   the Servicer's form of organization;

                        (B) a description of how long the Servicer has been servicing residential mortgage loans; a general discussion of the Servicer's experience in servicing assets of any type as well as a more detailed discussion of the Servicer's experience in, and procedures for, the servicing function it will perform under this Agreement and any Reconstitution Agreements; information regarding the size, composition and growth of the Servicer's portfolio of residential mortgage loans of a type similar to the Mortgage Loans and information on factors related to the Servicer that may be material, in the good faith judgment of the Purchaser or any Depositor, to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable, including, without limitation:

                              (1)   whether any prior securitizations of
                                    mortgage loans of a type similar to the
                                    Mortgage Loans involving the Servicer have defaulted or experienced an early amortization or other performance triggering event because of servicing during the three-year period immediately preceding the related Securitization Transaction;

                              (2)   the extent of outsourcing the Servicer
                                    utilizes;

                              (3) whether there has been previous disclosure of material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as a servicer during the three-year period immediately preceding the related Securitization Transaction;

                              (4) whether the Servicer has been terminated as servicer in a residential mortgage loan securitization, either due to a


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

                                    servicing default or to application of a servicing performance test or trigger; and

                              (5) such other information as the Purchaser or any Depositor may reasonably request for the purpose of compliance with Item 1108(b)(2) of Regulation AB;

                        (C) a description of any material changes during the three-year period immediately preceding the related Securitization Transaction to the Servicer's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreements for mortgage loans of a type similar to the Mortgage Loans;

                        (D) information regarding the Servicer's financial condition, to the extent that there is a material risk that an adverse financial event or circumstance involving the Servicer could have a material adverse effect on the performance by the Company of its servicing obligations under this Agreement or any Reconstitution Agreement;

                        (E) information regarding advances made by the Servicer on the Mortgage Loans and the Servicer's overall servicing portfolio of residential mortgage loans for the three-year period immediately preceding the related Securitization Transaction, which may be limited to a statement by an authorized officer of the Servicer to the effect that the Servicer has made all advances required to be made on residential mortgage loans serviced by it during such period, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

                        (F) a description of the Servicer's processes and procedures designed to address any special or unique factors involved in servicing loans of a similar type as the Mortgage Loans;

                        (G) a description of the Servicer's processes for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts;

                        (H) information as to how the Servicer defines or determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience;


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                        (I)   a description of any material legal or
                              governmental proceedings pending (or known to be contemplated) against the Servicer; and

                        (J) a description of any affiliation or relationship between the Servicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Servicer by the Purchaser or any Depositor in writing in advance of a Securitization Transaction:

                                 (1)   the sponsor;
                                 (2)   the depositor;
                                 (3)   the issuing entity;
                                 (4)   any servicer;
                                 (5)   any trustee;
                                 (6)   any originator;
                                 (7)   any significant obligor;
                                 (8)   any enhancement or support provider; and
                                 (9)   any other material transaction party.

                  (iv) For the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Company shall (or shall cause each Subservicer and Third-Party Originator to)
                        (1) provide prompt notice to the Purchaser, any Master Servicer and any Depositor in writing of (A) any material litigation or governmental proceedings pending against the Company, any Subservicer or any Third-Party Originator, (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Company, any Subservicer or any Third-Party Originator and any of the parties specified in Section 9.01(e)(i)(D) (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, (C) any Event of Default under the terms of this Agreement or any Reconstitution Agreement, (D) any merger, consolidation or sale of substantially all of the assets of the Company, and (E) the Company's entry into an agreement with a Subservicer to perform or assist in the performance of any of the Company's obligations under this Agreement or any Reconstitution Agreement and (2) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships.

                  (v) As a condition to the succession to the Company or any Subservicer as servicer or subservicer under this Agreement or any Reconstitution Agreement by any Person (i) into which the Company or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Company or any Subservicer, the Company shall provide to the Purchaser and any Depositor, at least fifteen (15) calendar days prior to the effective date of such succession or appointment, (x) written notice

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

                        to the Purchaser and any Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor, all information reasonably requested by the Purchaser or any Depositor in order to comply with is reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

                  (vi)  (A)   The Company shall be deemed to represent to the
                              Purchaser, any Master Servicer and to any Depositor, as of the date on which information is first provided to the Purchaser and any Depositor, or if Wells Fargo Bank, N.A. is the master servicer, to the master servicer under this Section 9.01(e) that, except as disclosed in writing to the Purchaser and such Depositor, or if Wells Fargo Bank, N.A. is the master servicer, to the master servicer prior to such date: (1) the Company is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Company; (2) the Company has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; (3) no material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Company as servicer has been disclosed or reported by the Company; (4) no material changes to the Company's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the related Securitization
                              Transaction; (5) there are no aspects of the Company's financial condition that could have a material adverse effect on the performance by the Company of its servicing obligations under this Agreement or any Reconstitution Agreement;
                              (6) there are no material legal or governmental proceedings pending (or known to be contemplated) against the Company, any
                              Subservicer or any Third-Party Originator; and
                              (7) there are no affiliations, relationships or transactions relating to the Company, any Subservicer or any Third-Party Originator with respect to any Securitization Transaction and any party thereto identified by the related
                              Depositor of a type described in Item 1119 of Regulation AB.

                        (B) If so requested by the Purchaser, any Master Servicer or any Depositor on any date following the date on which information is first provided to the Purchaser, any Master Servicer or any

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                              Depositor under this Section 9.01(e), the
                              Company shall, within five (5) Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in sub clause (A) above or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

                  (vii) In addition to such information as the Company, as servicer, is obligated to provide pursuant to other provisions of this Agreement, if so requested by the Purchaser or any Depositor, the Company shall provide such information regarding the performance or servicing of the Mortgage Loans as is reasonably required to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB. Such information shall be provided concurrently with the monthly reports otherwise required to be delivered by the servicer under this Agreement, commencing with the first such report due not less than ten
                  (10) Business Days following such request.

            (f) The Company shall indemnify the Purchaser, each affiliate of the Purchaser, and each of the following parties participating in a Securitization Transaction: each sponsor and issuing entity; each Person (including, but not limited to, any Master Servicer, if applicable) responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees, agents and affiliates of each of the foregoing and of the Depositor (each, an "Indemnified Party"), and shall hold each of them harmless from and against any claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                  (i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, data, accountants' letter or other material provided in written or electronic form under Sections 4.25, 6.04, 6.06 and 9.01(f) by or on behalf of the Company, or provided under Sections 4.25, 6.04,
                        6.06 and 9.01(f) by or on behalf of any Subservicer, Subcontractor or Third-Party Originator (collectively, the "Company Information"), or (B) the omission or alleged omission to state in the Company Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not

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

                        misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Company Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Company Information or any portion thereof is presented together with or separately from such other information;

                  (ii) any breach by the Company of its obligations under this Section 9.01(f), including particularly any failure by the Company, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required under Sections 4.25, 6.04, 6.06 and 9.01(e), including any failure by the Company to identify any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB; or

                  (iii) any breach by the Company of a representation or
                        warranty set forth in Section 9.01(e)(vi)(A) or in a writing furnished pursuant to Section 9.01(e)(vi)(B) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Company of a representation or warranty in a writing furnished pursuant to Section 9.01(e)(vi)(B) to the extent made as of a date subsequent to such closing date; or

                  (iv) the negligence, bad faith or willful misconduct of the Company in connection with its performance under Sections 4.25, 6.04, 6.06 or 9.01(e).

                  In the case of any failure of performance described in sub-clause (ii) of this Section 9.01(f), the Company shall promptly reimburse the Purchaser, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Company, any Subservicer, any Subcontractor or any Third-Party Originator.

                  This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

            (g) The Purchaser shall indemnify the Company, each affiliate of the Company, each Person who controls any of such parties or the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) and the respective present and former directors, officers, employees and agents of each of the foregoing and of the Company, in an Indemnification Agreement substantially in the form of Exhibit K attached hereto, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                  (i) any untrue statement of a material fact contained or alleged to be contained in any offering materials related to a Securitization Transaction, including without limitation the registration statement, prospectus, prospectus supplement, any private placement memorandum, any offering circular, any computational materials, and any amendments or supplements to the foregoing (collectively, the "Securitization Materials") or

                  (ii) the omission or alleged omission to state in the Securitization Materials a material fact required to be stated in the Securitization Materials or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is other than a statement or omission arising out of, resulting from, or based upon the Company Information; provided however, that notwithstanding the forgoing, the parties agree that for the purposes of this Section 9.01(g), the Purchaser shall mean Morgan Stanley Mortgage Capital Inc. and provided further that Morgan Stanley Mortgage Capital Inc. shall have no liability under this Section 9.01 (g) with respect to information included in or omitted from any Securitization Materials prepared in connection with (i) a Securitization Transaction which occurs after the Mortgage Loans have been sold in a Whole Loan Transfer to a third party which is not Morgan Stanley Mortgage Capital Inc. or an Affiliate of Morgan Stanley Mortgage Capital Inc. or (ii) any Securitization Transaction in which the issuer, depositor or transferor is an entity other than Morgan Stanley Mortgage Capital Inc. or an Affiliate of Morgan Stanley Mortgage Capital Inc.

                  This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

            The Purchaser and the Company acknowledge and agree that the purpose of Section 9.01(e) is to facilitate compliance by the Purchaser and any Depositor with the provisions of Regulation AB and related rules and regulations of the Commission. Although Regulation AB is applicable by its terms only to offerings of asset-backed securities that are registered under the Securities Act, the Company acknowledges that investors in privately offered securities may require that the Purchaser or any Depositor provide comparable disclosure in unregistered offerings. References in this Agreement to compliance with Regulation AB also apply to comparable disclosure in private offerings.

            Neither the Purchaser nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act). The Company acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Purchaser and any Depositor, or if Wells Fargo Bank, N.A. is the master servicer, to the master servicer in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with any Securitization Transaction, the Company shall cooperate fully with the Purchaser and any Master Servicer to deliver to the Purchaser (including any of its assignees or designees), any Master Servicer and any Depositor, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Purchaser and any Depositor, or if Wells Fargo Bank, N.A. is the master servicer, to the master servicer to permit the Purchaser and such Depositor, or if Wells Fargo Bank, N.A. is the master servicer, to the master servicer to comply with the provisions of Regulation AB, together with such disclosures relating to the Company, any Subservicer, any Third-Party Originator and the Mortgage Loans, or the servicing of the Mortgage Loans, reasonably believed by the Purchaser or any Depositor to be necessary in order to effect such compliance.

            The Purchaser shall cooperate with the Company by providing timely notice of requests for information under this Article IX and by reasonably limiting such requests to information necessary, in the Purchaser's reasonable judgment, to comply with Regulation AB.

            In the event that the Purchaser has elected to have the Company hold record title to the Mortgages, prior to the date of any Whole Loan Transfer, Agency Sale of Securitization Transaction the Company shall prepare an Assignment of Mortgage in blank or to the trustee from the Company acceptable to the trustee for each Mortgage Loan that is part of the Whole Loan Transfers, Agency Sales or Securitization Transactions. The Purchaser shall pay all preparation and recording costs associated therewith, if the Assignments of Mortgage have not been previously prepared and recorded in the name of the Purchaser or its designee. The Company shall execute each Assignment of Mortgage, track such Assignments of Mortgage to ensure they have been recorded and deliver them as required by the trustee upon the Company's receipt thereof. Additionally, the Company shall prepare and execute, at the direction of the Purchaser, any note endorsements in connection with any and all seller/servicer agreements.

            All Mortgage Loans (i) not sold or transferred pursuant to Whole Loan Transfers, Agency Sales or Securitization Transactions or (ii) that are subject to a Securitization Transaction for which the related trust is terminated for any reason, shall remain subject to this Agreement and shall continue to be serviced in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.

                                   ARTICLE X

                                    DEFAULT

Section 10.01    Events of Default.

            Each of the following shall constitute an Event of Default on the part of the Company:

            (i) any failure by the Company to remit to the Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of five days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Purchaser; or

            (ii) failure by the Company duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Company set forth in this Agreement or in the Custodial Agreement which continues unremedied for a period of ninety (90) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Purchaser or by the Custodian; or

            (iii) failure by the Company to maintain its license to do business in any jurisdiction where the Mortgaged Property is located if such license is required; or

            (iv) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, including bankruptcy, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Company and such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days; or

            (v) the Company shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Company or of or relating to all or substantially all of its property; or

            (vi) the Company shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or cease its normal business operations for three Business Days; or

            (vii) the Company ceases to meet the qualifications of a Fannie
                  Mae/Freddie Mac servicer; or

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

           (viii) the Company attempts to assign its right to servicing compensation hereunder or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof in violation of
                  Section 8.04; or

            (ix) the taking of any action by the Company, any Company Employee, any Affiliate or any director or employee thereof that constitutes fraud or criminal activity in the performance of its obligations under this Agreement or the indictment of any of the foregoing Persons for criminal activity related to the mortgage origination or servicing activities of the Company, in each case, where such indictment materially and adversely affects the ability of the Company to perform its obligations under this Agreement (subject to the condition that such indictment is not dismissed within ninety (90) days); or

            (ix)  an Event of Default as defined in Section 6.07.

            In each and every such case, so long as an Event of Default shall not have been remedied, in addition to whatever rights the Purchaser may have at law or equity to damages, including injunctive relief and specific performance, the Purchaser, by notice in writing to the Company, may terminate all the rights and obligations of the Company under this Agreement, subject to
Section 12.01, and in and to the Mortgage Loans and the proceeds thereof. Notwithstanding any provision of this Agreement to the contrary, in the event the Company is terminated pursuant to the terms of this Section 10.01, no liquidated damages shall be payable to the Company pursuant to Section 11.02 hereof.

            Upon receipt by the Company of such written notice, all authority and power of the Company under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 12.01. Upon written request from any Purchaser, the Company shall prepare, execute and deliver to the successor entity designated by the Purchaser any and all documents and other instruments, place in such successor's possession all Mortgage Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Mortgage Loans and related documents, at the Company's sole expense. The Company shall cooperate with the Purchaser and such successor in effecting the termination of the Company's responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Company to the Custodial Account, Subsidy Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

            If any of the Mortgage Loans are MERS Mortgage Loans, in connection with the termination or resignation (as described in Section 8.04) of the Company hereunder, either (i) the successor servicer shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, or (ii) the Company shall cooperate with the successor servicer either
(x) in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Purchaser and to execute and deliver such other notices, documents and other instruments as may be necessary to remove such Mortgage Loan(s) from the MERS(R) System or (y) in causing MERS to designate on the MERS(R) System the successor servicer as the servicer of such Mortgage Loan.

Section 10.02    Waiver of Defaults.

            By a written notice, the Purchaser may waive any default by the Company in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.


                                  ARTICLE XI

                                  TERMINATION

Section 11.01    Termination.

            This Agreement shall terminate upon either: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of any REO Property with respect to the last Mortgage Loan and the remittance of all funds due hereunder; (ii) mutual consent of the Company and the Purchaser in writing; or (iii) termination pursuant to Section 10.01 or 11.02.

Section 11.02    Termination Without Cause.

            The Purchaser may terminate, at its sole option, any rights the Company may have hereunder, without cause as provided in this Section 11.02. Any such notice of termination shall be in writing and delivered to the Company and any Rating Agency by registered mail as provided in Section 12.05.

            Other than with respect to a termination of the Company, as servicer, pursuant to Section 10.01 hereof, the Company shall be entitled to receive, as such liquidated damages, upon the transfer of the servicing rights, an amount equal to 2.75% of the aggregate outstanding principal amount of the Mortgage Loans as of the termination date paid by the Purchaser to the Company with respect to all of the Mortgage Loans for which a servicing fee rate of .250% is paid per annum.


                                  ARTICLE XII

                           MISCELLANEOUS PROVISIONS

Section 12.01    Successor to Company.

            Prior to termination of the Company's responsibilities and duties under this Agreement pursuant to Sections 8.04, 10.01, 11.01 (ii) or pursuant to Section 11.02 the Purchaser shall, (i) succeed to and assume all of the Company's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor having the characteristics set forth in
Section 8.02 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Company under this Agreement simultaneously with the termination of Company's responsibilities, duties and liabilities under this Agreement. In connection with such appointment and assumption, the Purchaser may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree. In the event that the Company's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Company shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Company pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 12.01 and shall in no event relieve the Company of liability for the representations and warranties made pursuant to Sections 3.01 and 3.02 and the remedies available to the Purchaser under Section 3.03, it being understood and agreed that the provisions of such Sections 3.01, 3.02, 3.03 and 8.01 shall be applicable to the Company notwithstanding any such sale, assignment, resignation or termination of the Company, or the termination of this Agreement.

            Any successor appointed as provided herein shall execute, acknowledge and deliver to the Company and to the Purchaser an instrument accepting such appointment, wherein the successor shall make the representations and warranties set forth in Section 3.01, except for subsection (h) with respect to the sale of the Mortgage Loans and subsections
(i) and (k) thereof, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Company, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Company or termination of this Agreement pursuant to Section 8.04, 10.01, 11.01 or 11.02 shall not affect any claims that any Purchaser may have against the Company arising out of the Company's actions or failure to act prior to any such termination or resignation.

            The Company shall deliver promptly to the successor servicer the funds in the Custodial Account, Subsidy Account and Escrow Account and all Mortgage Files and related documents and statements held by it hereunder and the Company shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Company.

            Upon a successor's acceptance of appointment as such, the Company shall notify by mail the Purchaser of such appointment in accordance with the procedures set forth in Section 12.05.

Section 12.02    Amendment.

            This Agreement may be amended from time to time by written agreement signed by the Company and the Purchaser.

Section 12.03    Governing Law.

            This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            Each of the Company and the Purchaser hereby knowingly, voluntarily and intentionally waives any and all rights it may have to a trial by jury with respect to, or any litigation based on, or arising out of, under, or in connection with, this Agreement, or any other documents and instruments executed in connection herewith, or any course of conduct, course of dealing, statements (whether oral or written), or actions of the Company or the Purchaser. This provision is a material inducement for the Purchaser to enter into this Agreement.

Section 12.04    Duration of Agreement.

            This Agreement shall continue in existence and effect until terminated as herein provided. This Agreement shall continue notwithstanding transfers of the Mortgage Loans by the Purchaser.

Section 12.05    Notices.

            All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

            (i)   if to the Company with respect to servicing issues:

                  Wells Fargo Bank, N.A.
                  1 Home Campus

                  Des Moines, IA  50328-0001
                  Attention:  John B. Brown, MAC X2401-042
                  Fax: 515/213-7121

            (ii)  if to the Company with respect to all other issues:

                  Wells Fargo Bank, N.A.
                  7430 New Technology Way
                  Frederick, MD  21703
                  Attention:  Structured Finance Manager, MAC X3906-012
                  Fax:  301/846-8152

            In each instance, with a copy to:

                  Wells Fargo Bank, N.A.
                  1 Home Campus
                  Des Moines, Iowa  50328-0001
                  Attention:  General Counsel MAC X2401-06T
                  Fax: 515/213-5192

                  or such other address as may hereafter be furnished to the Purchaser in writing by the Company;

            (ii)  if to Purchaser:

                  Morgan Stanley Mortgage Capital Inc.
                  1221 Avenue of the Americas
                  New York, New York  10020
                  Attention:  Whole Loan Operations Manager
                  Fax:   (212) 762-6942
                  Email: peter.woroniecki@morganstanley.com

                  or such other address as may hereafter be furnished to the Company in writing by the Purchaser;

Section 12.06    Severability of Provisions.

            If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

Section 12.07    Relationship of Parties.

            Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto and the services of the Company shall be rendered as an independent contractor and not as agent for the Purchaser.

Section 12.08    Execution; Successors and Assigns.

            This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement. Subject to Section 8.04, this Agreement shall inure to the benefit of and be binding upon, and shall be enforceable by, the Company and the Purchaser and their respective successors and assigns, including without limitation, any trustee appointed by the Purchaser with respect to any Whole Loan Transfer, Agency Sale or Securitization Transaction. The parties agree that this Agreement and signature pages thereof may be transmitted between them by facsimile and that faxed signatures may constitute original signatures and that a faxed signature page containing the signature (faxed or original) is binding on the parties.

Section 12.09    Recordation of Assignments of Mortgage.

            To the extent permitted by applicable law, as to each Mortgage Loan which is not a MERS Mortgage Loan, each of the Assignments of Mortgage is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected at the Company's expense in the event recordation is either necessary under applicable law or requested by the Purchaser at its sole option.

Section 12.10    Assignment by Purchaser.

            The Purchaser shall have the right, without the consent of the Company to assign, in whole or in part, its interest under this Agreement with respect to some or all of the Mortgage Loans, and designate any person to exercise any rights of the Purchaser hereunder, by executing an Assignment, Assumption and Recognition Agreement substantially in the form attached as Exhibit B, and the assignee or designee shall accede to the rights and obligations hereunder of the Purchaser with respect to such Mortgage Loans. All references to the Purchaser in this Agreement shall be deemed to include its assignee or designee.

Section 12.11    Solicitation of Mortgagor.

            Neither party shall, after the Closing Date, take any action to solicit the refinancing of any Mortgage Loan. It is understood and agreed that neither (i) promotions undertaken by either party or any affiliate which are directed to the general public at large, including, without limitation, mass mailings based upon commercially acquired mailing lists, newspaper, radio, television advertisements nor (ii) serving the refinancing needs of a Mortgagor who, without solicitation, contacts either party in connection with the refinance of such Mortgage or Mortgage Loan, shall constitute solicitation under this Section.

Section 12.12    Further Agreements.

            The Purchaser and the Company each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

Section 12.13    Third-Party Beneficiary.

            Each Master Servicer shall be considered a third-party beneficiary of this Agreement, entitled to all the rights and benefits hereof as if it were a direct party to this Agreement.



               [Intentionally Blank - Next Page Signature Page]

            IN WITNESS WHEREOF, the Company and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the day and year first above written.


MORGAN STANLEY                                WELLS FARGO BANK, N.A.
MORTGAGE CAPITAL INC.
Purchaser                                     Company

By:                                           By:
    ------------------------                     ------------------------------

Name:                                         Name:
     -----------------------                       ----------------------------

Title:                                        Title:
      ----------------------                       ----------------------------

STATE OF              )
                      )      ss:
COUNTY OF ___________ )

            On the _____ day of _______________, 20___ before me, a Notary
Public in and for said State, personally appeared _________________, known to me to be _______________________ of Wells Fargo Bank, N.A., the corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand affixed my office seal the day and year in this certificate first above written.


                                      --------------------------------
                                      Notary Public

                                      My Commission expires__________________

STATE OF        )
                )     ss:
COUNTY OF       )

            On the _____ day of _______________, 20___ before me, a Notary
Public in and for said State, personally appeared____________________________, known to me to be the ______________________________ of ______________________,
the corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand affixed my office seal the day and year in this certificate first above written.



                                      --------------------------------
                                      Notary Public

                                      My Commission expires__________________

                                   EXHIBIT A
                                   ---------

                  FORM OF ASSIGNMENT AND CONVEYANCE AGREEMENT

      On this _____ day of __________, 20___, Wells Fargo Bank, N.A. (the "Company") as the Company under that certain Master Seller's Warranties and Servicing Agreement (the "Agreement"), dated as of April 1, 2006, as may be amended from time to time, does hereby sell, transfer, assign, set over and convey to Morgan Stanley Mortgage Capital Inc. as the Purchaser (the "Purchaser") under the Agreement, and Purchaser hereby accepts from Company, without recourse, but subject to the terms of the Agreement, all right, title and interest of, in and to the Mortgage Loans listed on the Mortgage Loan Schedule attached hereto as Exhibit A, together with the Mortgage Files and all rights and obligations arising under the documents contained therein. Pursuant to Section 2.03 of the Agreement, the Company has delivered to the Custodian the Mortgage Loan Documents for each Mortgage Loan to be purchased. The Servicing Files retained by the Company pursuant to Section 2.01 of the Agreement shall be appropriately marked to clearly reflect the sale of the related Mortgage Loans to the Purchaser.

      Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.


Morgan Stanley Mortgage Capital Inc.       Wells Fargo Bank, N.A.
Purchaser                                  Company

By:_________________________________       By:_________________________________

Name:_______________________________       Name:_______________________________

Title:______________________________       Title:______________________________

                                   Exhibit A


                            Mortgage Loan Schedule

                                   EXHIBIT B
                                   ---------

           FORM OF ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

            THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT, dated _____________, 20__, ("Agreement") among Morgan Stanley Mortgage Capital Inc. ("Assignor"), [_____________________] ("Assignee") and Wells Fargo Bank, N.A. (the "Company"):

            For and in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

Assignment and Conveyance
-------------------------

      1. The Assignor hereby conveys, sells, grants, transfers and assigns to the Assignee all of the right, title and interest of the Assignor, as purchaser, in, to and under (a) those certain mortgage loans listed on the schedule (the "Mortgage Loan Schedule") attached hereto as Exhibit A (the "Mortgage Loans") and (b) except as described below, that certain Master Seller's Warranties and Servicing Agreement (the "Purchase Agreement"), dated as April 1, 2006, between the Assignor, as purchaser, and the Company, as seller, solely insofar as the Purchase Agreement relates to the Mortgage Loans.

            The Assignor specifically reserves and does not assign to the Assignee hereunder any and all right, title and interest in, to and under and any obligations of the Assignor with respect to any mortgage loans subject to the Purchase Agreement which are not the Mortgage Loans set forth on the Mortgage Loan Schedule and are not the subject of this Agreement.

Recognition of the Company
--------------------------

      2. From and after the date hereof (the "Closing Date"), the Company shall and does hereby recognize that the Assignor will transfer the Mortgage Loans and assign its rights under the Purchase Agreement (solely to the extent set forth herein) to the Assignee [and that the Assignee will thereafter transfer the Mortgage Loans and assign its rights under the Purchase Agreement and this Agreement to [________________] (the "Trust") created pursuant to a Pooling and Servicing Agreement, dated as of [________________] (the "Pooling Agreement"), among the Assignor, [________________], as trustee (including its successors in interest and any successor trustees under the Pooling Agreement, the "Trustee") and [________________], as servicer (including its successors in interest and any successor servicer under the Pooling Agreement, the "Servicer")]. The Company hereby acknowledges and agrees that from and after the date hereof (i) the [Assignee] [Trust] will be the owner of the Mortgage Loans, (ii) the Company shall look solely to the [Assignee] [Trust] for performance of any obligations of the Assignor [insofar as they relate to the enforcement of the representations, warranties and covenants with respect to the Mortgage Loans], (iii) the [Assignee] [Trust (including the Trustee and the Servicer acting on the Trust's behalf)] shall have all the rights and remedies available to the Assignor, insofar as they relate to the Mortgage Loans, under the Purchase Agreement, including, without limitation, the enforcement of the document delivery requirements set forth in Section [___] of the Purchase Agreement, and shall be entitled to enforce all of the obligations of the Company thereunder insofar as they relate to the Mortgage Loans, and (iv) all references to the Purchaser [(insofar as they relate to the rights, title and interest and, with respect to obligations of the Purchaser, only insofar as they relate to the enforcement of the representations, warranties and covenants of the Company)] under the Purchase Agreement insofar as they relate to the Mortgage Loans, shall be deemed to refer to the [Assignee] [Trust (including the Trustee and the Servicer acting on the Trust's behalf)]. [Neither the Company nor the Assignor shall amend or agree to amend, modify, waiver, or otherwise alter any of the terms or provisions of the Purchase Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans or the Company's performance under the Purchase Agreement with respect to the Mortgage Loans without the prior written consent of the Trustee.]

      3. Notwithstanding any statement to the contrary in Section 2 above, the Company shall and does hereby acknowledge that the indemnification provisions set forth in the sixth paragraph of Section 3.03, Section 8.01 and Section 9.01(e) of the Purchase Agreement shall be available to and for the benefit of the Assignor, the Assignee [and the Trust (including the Trustee and the Servicer acting on the Trust's behalf)], as provided in the Purchase Agreement.

[SECTIONS 4 AND 5 TO BE INCLUDED WITH RESPECT TO WHOLE LOAN TRANSFERS ONLY]
---------------------------------------------------------------------------

Representations and Warranties of the Assignor
----------------------------------------------

      4. The Assignor warrants and represents to the Assignee as of the date hereof that:

            a. The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

            b. The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Company with respect to the Purchase Agreement or the Mortgage Loans;

            c. The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Purchase Agreement or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Purchase Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Purchase Agreement or the Mortgage Loans; and

            d. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933 (the "33 Act") or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 33 Act or require registration pursuant thereto.

Representations and Warranties of the Assignee
----------------------------------------------

      5. The Assignee warrants and represents to the Assignor and the Company as of the date hereof that:

            a. The Assignee agrees to be bound, as Purchaser, by all of the terms, covenants and conditions of the Purchase Agreement and the Mortgage Loans, and from and after the date hereof, the Assignee assumes for the benefit of each of the Company and the Assignor all of the Assignor's obligations as purchaser thereunder;

            b. The Assignee understands that the Mortgage Loans have not been registered under the 33 Act or the securities laws of any state;

            c. The Assignee is acquiring the Mortgage Loans for investment for its own account only and not for any other person. In this connection, neither the Assignee nor any person authorized to act therefor has offered to sell the Mortgage Loans by means of any general advertising or general solicitation within the meaning of Rule 502(c) of US Securities and Exchange Commission Regulation D, promulgated under the 1933 Act;

            d. The Assignee considers itself a substantial sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Mortgage Loans;

            e. The Assignee has been furnished with all information regarding the Mortgage Loans that it has requested from the Assignor or the Company;

            f. Neither the Assignee nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accepted a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner which would constitute a distribution of the Mortgage Loans under the 33 Act or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 33 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Mortgage Loans; and

            g. Either (1) the Assignee is not an employee benefit plan ("Plan") within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan (also "Plan") within the meaning of section 4975(e)(1) of the Internal Revenue Code of 1986 ("Code"), and the Assignee is not directly or indirectly purchasing the Mortgage Loans on behalf of, investment manager of, as named fiduciary of, as Trustee of, or with assets of, a Plan; or (2) the Assignee's purchase of the Mortgage Loans will not result in a prohibited transaction under section 406 of ERISA or section 4975 of the Code.]

Miscellaneous
-------------

      6. The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans and the Purchase Agreements is:

                  [______________________________
                  _______________________________
                  _______________________________
                  _______________________________
                  Attention: _________________

      7. The Assignee's wire transfer instructions for purposes of all remittances and payments related to the Mortgage Loans and the Purchase Agreement is:

                  [



                  Attention: _________________


      8. This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

      9. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

      10. This Agreement shall inure to the benefit of [(i)] the successors and assigns of the parties hereto [and (ii) the Trust (including the Trustee and the Servicer acting on the Trust's behalf)]. Any entity into which Assignor, Assignee or Company may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee or Company, respectively, hereunder.

      11. Each of this Agreement and the Purchase Agreement shall survive the conveyance of the Mortgage Loans and the assignment of the Purchase Agreement (solely with respect to the Mortgage Loans) by Assignor to Assignee and nothing contained herein shall supersede or amend the terms of the Purchase Agreement.

      12. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

      13. In the event that any provision of this Agreement conflicts with any provision of the Purchase Agreement with respect to the Mortgage Loans, the terms of this Agreement shall control.

      14. Capitalized terms used in this Agreement (including the exhibits hereto) but not defined in this Agreement shall have the meanings given to such terms in the Purchase Agreement.


                           [SIGNATURE PAGE FOLLOWS]

           IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                                    MORGAN STANLEY MORTGAGE CAPITAL INC.



                                    By:_____________________________________
                                    Name:___________________________________
                                    Its:____________________________________



                                    [____________________________]



                                    By:_____________________________________
                                    Name:___________________________________
                                    Its:____________________________________



                                    WELLS FARGO BANK, N.A.



                                    By:_____________________________________
                                    Name:___________________________________
                                    Its:____________________________________

                                   EXHIBIT C
                                   ---------

                         FORM OF COMPANY CERTIFICATION

I, ____________, hereby certify that I am the duly elected ____________ of Wells Fargo Bank, N.A., an institution organized under the laws of the United States (the "Company") and state as follows:

1. Attached hereto as Exhibit A is a true, correct and complete copy of the articles of association of the Company which are in full force and effect on the date hereof.

2. Attached hereto as Exhibit B is a true, correct and complete copy of the bylaws of the Company which are in effect on the date hereof.

3. Attached hereto as Exhibit C is a true, correct and complete copy of the resolutions of the Mortgage Banking Committee of the Board of Directors of the Company authorizing the Company to execute and deliver each of the Master Seller's Warranties and Servicing Agreement dated as of _________ by and between the Company and the Purchaser (the "Seller's Warranties and Servicing Agreement") and the Custodial Agreement among the Purchaser, the Company and ____________ as ("Custodian"), collectively (the "Agreements"), by original signature, and to endorse the Mortgage Notes and execute the Assignments of Mortgages by original or facsimile signature, and each such resolutions are in effect on the date hereof.

5. Either (i) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of or compliance by the Company with the Agreements or the sale of the Mortgage Loans or the consummation of the transactions contemplated by the Agreements; or (ii) any required consent, approval, authorization or order has been obtained by the Company.

6. To the best of my knowledge, neither the consummation of the transactions contemplated by, nor the fulfillment of the terms of the Agreements, conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default under, the charter or by-laws of the Company, the terms of any indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which it is subject, or any statute or order, rule, regulation, writ, injunction or decree of any court, governmental authority or regulatory body to which the Company is subject or by which it is bound.

7. There are no actions, suits or proceedings pending or, to the best of my knowledge, threatened against or affecting the Company that would materially and adversely affect the Company's ability to perform its obligations under the Agreements. No proceedings looking toward merger, consolidation or liquidation, dissolution or bankruptcy of the Company are pending or contemplated.

8. The Company is duly authorized to engage in the transactions described and contemplated by the Agreements.

9. Capitalized terms used but not defined herein shall have the meanings assigned in the Seller's Warranties and Servicing Agreement.



      IN WITNESS WHEREOF, I have hereunto signed by name and affixed the seal of the Company.



Dated:                                  By:______________________________

                                        Name:_____________________________

 [Seal]                                 Title:____________________________




      I, _____________, ______________ of Wells Fargo Bank, N.A., hereby certify that _____________ is the duly elected, qualified and acting _____________ of the Company and that the signature appearing above is his genuine signature.

      IN WITNESS WHEREOF, I have hereunto signed my name.

Dated:                                  By:______________________________

                                        Name:_____________________________

                                        Title:____________________________

                                   EXHIBIT D
                                   ---------

                              CUSTODIAL AGREEMENT

                                   EXHIBIT E
                                   ---------

                                   DATA FILE

      (1)   the Company's Mortgage Loan identifying number;

      (2) the street address of the Mortgaged Property including the city, state, county and zip code;

      (3) a code indicating whether the Mortgaged Property is a single family residence, a 2-4 family dwelling, a PUD, a cooperative, a townhouse, manufactured housing or a unit in a condominium project;

      (4)   the Mortgage Interest Rate as of the Cut-off Date;

      (5)   the current Monthly Payment;

      (6)   loan term, number of months;

      (7)   the stated maturity date;

      (8) the Stated Principal Balance of the Mortgage Loan as of the close of business on the Cut-off Date, after deduction of payments of principal due on or before the Cut-off Date;

      (9)   the Loan-to-Value Ratio;

      (10) a code indicating whether the Mortgage Loan is an Interest Only Mortgage Loan;

      (11) a code indicating whether the Mortgage Loan is a temporary buydown (Y or N);

      (12)  the Servicing Fee Rate;

      (13) a code indicating the mortgage insurance provider and percent of coverage, if applicable;

      (14) a code indicating whether the Mortgage Loan is covered by lender-paid mortgage insurance (Y or N);

      (15) a code indicating whether the Mortgage Loan is a Time$aver(R) Mortgage Loan (Y or N);

      (16)  the Mortgagor's first and last name;

      (17) a code indicating whether the Mortgaged Property is owner-occupied;

      (18) the remaining months to maturity from the Cut-off Date, based on the original amortization schedule;

      (19) the date on which the first Monthly Payment was due on the Mortgage Loan;

      (20)  the actual next Due Date of the Mortgage Loan;

      (21) the last Due Date on which a Monthly Payment was actually applied to the actual principal balance;

      (22)  the original principal amount of the Mortgage Loan;

      (23) a code indicating the purpose of the loan (i.e., purchase, financing, rate/term refinancing, cash-out refinancing);

      (24)  the Mortgage Interest Rate at origination;

      (25) the amount on which the first Monthly Payment was due on the Mortgage Loan;

      (26) a code indicating the documentation style (i.e., full (providing two years employment verification - 2 years W-2's and current pay stub or 2 years 1040's for self employed borrowers), alternative or reduced);

      (27)  a code indicating if the Mortgage Loan is subject to a PMI Policy;

      (28)  the Appraised Value of the Mortgage Property;

      (29)  the sale price of the Mortgaged Property, if applicable;

      (30)  the Mortgagor's Underwriting FICO Score;

      (31)  term of prepayment penalty in years;

      (32)  a code indicating the product type;

      (33)  a code indicating the credit grade of the Mortgage Loan;

      (34) the unpaid balance of the Mortgage Loan as of the close of business on the Cut-off Date, after deduction of all payments of principal;

      (35)  the Note date of the Mortgage Loan;

      (36) the mortgage insurance certificate number and percentage of coverage, if applicable;

      (37)  the Mortgagor's and Co-Mortgagor's (if any) date of birth;

      (38) if the Mortgage Loan is a MERS Mortgage Loan, the MIN Number for each MERS Mortgage Loan;

      (39)  employer name;

      (40)  subsidy program code;

      (41)  servicer name;

      (42)  the combined Loan-to-Value Ratio;

      (43)  the total Loan-to-Value Ratio;

      (44)  whether the Mortgage Loan is convertible (Y or N);

      (45) a code indicating whether the Mortgage Loan is a relocation loan (Y or N);

      (46) a code indicating whether the Mortgage Loan is a leasehold loan (Y or N);

      (47) a code indicating whether the Mortgage Loan is an Alt A loan (Y or N);

      (48) a code indicating whether the Mortgage Loan is a no ratio loan (Y or N);

      (49) a code indicating whether the Mortgage Loan is a Pledged Asset Mortgage Loan (Y or N);

      (50)  effective LTV percentage for Pledged Asset Mortgage Loans;

      (51)  citizenship type code;

      (52) a code indicating whether the Mortgage Loan is a conforming or non-conforming loan, based on the original loan balance;

      (53)  the name of the client for which the Mortgage Loan was originated;

      (54)  the program code;

      (55)  the loan sub doc code;

      (56)  a code indicating amortization type (1 or 2);

      (57)  interest only note payment;

      (58)  first full amortization payment date;

      (59)  interest only term, number of months;

      (60)  remaining interest only term, number of months;

      (61) a code indicating whether the Mortgage Loan is a 2nd lien (Y or N);

      (62) a code indicating borrower verification of assets or lender verification of assets (L or B);

      (63)  combined current loan balance;

      (64)  the remaining interest-only term for Interest Only Mortgage Loans;

      (65) the schedule of the payment delinquencies in the prior twelve (12) months, if applicable;

      (66)  the appraisal type;

      (67)  the appraisal date;

      (68)  with respect to the related Mortgagor, the debt-to-income ratio;


                    The Company shall provide the following
                 For the Home Mortgage Disclosure Act (HMDA):
                 --------------------------------------------

      (69)  the Mortgagor's and co-Mortgagor's (if applicable) ethnicity;

      (70)  the Mortgagor's and co-Mortgagor's (if applicable) race;

      (71)  lien status;

      (72)  for cash-out refinance loans, the cash purpose;

      (73)  the Mortgagor's and co-Mortgagor's (if applicable) gender;

      (74) the Mortgagor's and co-Mortgagor's (if applicable) social security numbers;

      (75)  the number of units for the property;

      (76)  the year in which the property was built;

      (77)  the qualifying monthly income of the Mortgagor;

      (78)  the number of bedrooms contained in the property;

      (79)  a code indicating first time buyer (Y or N);

      (80)  the total rental income, if any;

                    The Seller shall provide the following
            for the Adjustable Rate Mortgage Loans (if applicable):
            -------------------------------------------------------

      (81) the Maximum Mortgage Interest Rate under the terms of the Mortgage Note;

      (82)  the Periodic Interest Rate Cap;

      (83)  the Index;

      (84)  the next interest rate and payment Adjustment Date;

      (85) the Mortgage Interest Rate adjustment cap and all subsequent interest rate Adjustment Dates;

      (86)  the Gross Margin;

      (87)  the lifetime interest rate cap; and

      (88)  code for Incremental Rate Mortgage Loans.

                                   EXHIBIT F
                                   ---------

                        CONTENTS OF EACH MORTGAGE FILE

      With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser and any prospective Purchaser, and which shall be retained by the Company in the Servicing File or delivered to the Custodian pursuant to Sections 2.01 and 2.03 of the Seller's Warranties and Servicing Agreement to which this Exhibit is attached (the "Agreement"):

      1. The original Mortgage Note bearing all intervening endorsements, endorsed "Pay to the order of ______ without recourse" and signed in the name of the Company by an authorized officer (in the event that the Mortgage Loan was acquired by the Company in a merger, the signature must be in the following form: "[Company], successor by merger to [name of predecessor]"; and in the event that the Mortgage Loan was acquired or originated by the Company while doing business under another name, the signature must be in the following form: "[Company], formerly known as [previous name]").

      2. The original of any guarantee executed in connection with the Mortgage Note.

      3. If the Mortgage Loan is not a MERS Mortgage Loan, the original Mortgage, with evidence of recording thereon or a certified true and correct copy of the Mortgage sent for recordation. If in connection with any Mortgage Loan, the Company cannot deliver or cause to be delivered the original Mortgage with evidence of recording thereon on or prior to the Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the Company shall deliver or cause to be delivered to the Custodian, a photocopy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Company stating that such Mortgage has been dispatched to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Custodian upon receipt thereof by the Company; or (ii) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage certified by such public recording office or by the title insurance company that issued the title policy to be a true and complete copy of the original recorded Mortgage.

            Further, with respect to MERS Mortgage Loans, (a) the Mortgage names MERS as the Mortgagee and (b) the requirements set forth in the Electronic Tracking

            Agreement have been satisfied, with a conformed recorded copy to follow as soon as the same is received by the Company.

      4. The originals or certified true copies of any document sent for recordation of all assumption, modification, consolidation or extension agreements, with evidence of recording thereon.

      5. If the Mortgage Loan is not a MERS Mortgage Loan, the original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording (except for the insertion of the name of the assignee and recording information). The Assignment of Mortgage must be duly recorded only if recordation is either necessary under applicable law or commonly required by private institutional mortgage investors in the area where the Mortgaged Property is located or on direction of the Purchaser. If the Assignment of Mortgage is to be recorded, the Mortgage shall be assigned to the Purchaser. If the Assignment of Mortgage is not to be recorded, the Assignment of Mortgage shall be delivered in blank. If the Mortgage Loan was acquired by the Company in a merger, the Assignment of Mortgage must be made by "[Company], successor by merger to [name of predecessor]." If the Mortgage Loan was acquired or originated by the Company while doing business under another name, the Assignment of Mortgage must be by "[Company], formerly know as [previous name]."

      6. Originals or certified true copies of documents sent for recordation of all intervening assignments of the Mortgage with evidence of recording thereon, or if any such intervening assignment has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded assignments of mortgage, the Company shall deliver or cause to be delivered to the Custodian, a photocopy of such intervening assignment, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Company stating that such intervening assignment of mortgage has been dispatched to the appropriate public recording office for recordation and that such original recorded intervening assignment of mortgage or a copy of such intervening assignment of mortgage certified by the appropriate public recording office or by the title insurance company that issued the title policy to be a true and complete copy of the original recorded intervening assignment of mortgage will be promptly delivered to the Custodian upon receipt thereof by the Company; or (ii) in the case of an intervening assignment where a public recording office retains the original recorded intervening assignment or in the case where an intervening assignment is lost after recordation in a public recording office, a copy of such intervening assignment certified by such public recording office to be a true and complete copy of the original recorded intervening assignment.

      7. The electronic form of PMI Policy as identified by certificate number.

      8. The original mortgagee policy of title insurance or evidence of title or, in the event such original title policy is unavailable, a certified true copy of the related policy binder or commitment for title certified to be true and complete by the title insurance company.

      9. Any security agreement, chattel mortgage or equivalent executed in connection with the Mortgage.

      10.   Original or a copy of a power of attorney, if applicable.

With respect to each Mortgage Loan, the Servicing File shall include each of the following items to the extent in the possession of the Company or in the possession of the Company's agent(s):

      11. The original hazard insurance policy and, if required by law, flood insurance policy, in accordance with Section 4.10 of the Agreement.

      12.   Residential loan application.

      13.   Mortgage Loan closing statement.

      14. Verification of employment and income, unless originated under the Company's Limited Documentation program, Fannie Mae Timesaver Plus.

      15. Verification of acceptable evidence of source and amount of down payment.

      16.   Credit report on the Mortgagor.

      17.   Residential appraisal report.

      18.   Photograph of the Mortgaged Property.

      19. Survey of the Mortgage property, if required by the title company or applicable law.

      20. Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e. map or plat, restrictions, easements, sewer agreements, home association declarations, etc.

      21.   All required disclosure statements.

      22. If available, termite report, structural engineer's report, water potability and septic certification.

      23.   Sales contract, if applicable.

      24. Evidence of payment of taxes and insurance premiums, insurance claim files, correspondence, current and historical computerized data files, and all other processing, underwriting and closing papers and records which are customarily contained in a mortgage loan file and which are required to document the Mortgage Loan or to service the Mortgage Loan.

      25.   Amortization schedule, if available.

      26. Payment history for any Mortgage Loan that has been closed for more than 90 days.

      In the event an Officer's Certificate of the Company is delivered to the Custodian because of a delay caused by the public recording office in returning any recorded document, the Company shall deliver to the Custodian, within 240 days of the Closing Date, an Officer's Certificate which shall (i) identify the recorded document, (ii) state that the recorded document has not been delivered to the Custodian due solely to a delay caused by the public recording office, (iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation, and (iv) specify the date the applicable recorded document will be delivered to the Custodian. The Company shall be required to deliver to the Custodian the applicable recorded document by the date specified in (iv) above. An extension of the date specified in (iv) above may be requested from the Purchaser, which consent shall not be unreasonably withheld.

                                   EXHIBIT G
                                   ---------

                          FORM OF OPINION OF COUNSEL





___________________
___________________
___________________
___________________


Re: Mortgage Loan Sale by Wells Fargo Bank, N.A. (the "Company") to Morgan Stanley Mortgage Capital Inc. (the "Purchaser") of fixed rate and adjustable rate first lien mortgage loans (the "Mortgage Loan") pursuant to that certain Master Seller's Warranties and Servicing Agreement by and between the Company and the Purchaser, dated as of April 1, 2006


Dear Sir/Madam:

I am Associate General Counsel of Wells Fargo Bank, N.A. and have acted as counsel to Wells Fargo Bank, N.A. (the "Company"), with respect to certain matters in connection with the sale by the Company of Mortgage Loans pursuant to that certain Master Seller's Warranties and Servicing Agreement by and between the Company and Morgan Stanley Mortgage Capital Inc. (the "Purchaser"), dated as of April 1, 2006, (the "Agreement"), which sale is in the form of whole mortgage loans. Capitalized terms not otherwise defined herein have the meanings set forth in the Agreement.

I have examined the following documents:

      1.    the Agreement;

      2.    the Custodial Agreement;

      4.    the form of endorsement of the Mortgage Notes; and

      5. such other documents, records and papers as I have deemed necessary and relevant as a basis for this opinion.

To the extent I have deemed necessary and proper, I have relied upon the representations and warranties of the Company contained in the Agreement. I have assumed the authenticity of all documents submitted to me as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all documents.

Based upon the foregoing, it is my opinion that;

1. The Company is a national banking association duly organized, validly existing and in good standing under the laws of the United States.

2. The Company has the power to engage in the transactions contemplated by the Agreement, the Custodial Agreement and all requisite power, authority and legal right to execute and deliver the Agreement, the Custodial Agreement and the Mortgage Loans, and to perform and observe the terms and conditions of such instruments.

3. Each person who, as an officer or attorney-in-fact of the Company, signed (a) the Agreement, each dated as of ___________________, 20__, by and between the Company and the Purchaser, and (b) any other document delivered prior hereto or on the date hereof in connection with the sale and servicing of the Mortgage Loans in accordance with the Agreement was, at the respective times of such signing and delivery, and is, as of the date hereof, duly elected or appointed, qualified and acting as such officer or attorney-in-fact, and the signatures of such persons appearing on such documents are their genuine signatures.

4. Each of the Agreement, the Custodial Agreement, and the Mortgage Loans, has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement enforceable in accordance with its terms, subject to the effect of insolvency, liquidation, conservatorship and other similar laws administered by the Federal Deposit Insurance Corporation affecting the enforcement of contract obligations of insured banks and subject to the application of the rules of equity, including those respecting the availability of specific performance, none of which will materially interfere with the realization of the benefits provided thereunder or with the Purchaser's ownership of the Mortgage Loans.

5. The Company has been duly authorized to allow any of its officers to execute any and all documents by original or facsimile signature in order to complete the transactions contemplated by the Agreement and the Custodial Agreement and in order to execute the endorsements to the Mortgage Notes and the assignments of the Mortgages, and the original or facsimile signature of the officer at the Company executing the Agreement, the Custodial Agreement, the endorsements to the Mortgage Notes and the assignments of the Mortgages represents the legal and valid signature of said officer of the Company.

6. Either (i) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of or compliance by the Company with the Agreement, the Custodial Agreement or the sale and delivery of the Mortgage Loans or the consummation of the transactions contemplated by the Agreement and the Custodial Agreement; or (ii) any required consent, approval, authorization or order has been obtained by the Company.

7. Neither the consummation of the transactions contemplated by, nor the fulfillment of the terms of the Agreement and the Custodial Agreement, will conflict with or results in or will result in a breach of or constitutes or will constitute a default under the charter or by-laws of the Company, the terms of any indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which it is subject, or violates any statute or order, rule, regulations, writ, injunction or decree of any court, governmental authority or regulatory body to which the Company is subject or by which it is bound.

8. There is no action, suit, proceeding or investigation pending or, to the best of my knowledge, threatened against the Company which, in my opinion, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Company or in any material impairment of the right or ability of the Company to carry on its business substantially as now conducted or in any material liability on the part of the Company or which would draw into question the validity of the Agreement and the Custodial Agreement, or of any action taken or to be taken in connection with the transactions contemplated thereby, or which would be likely to impair materially the ability of the Company to perform under the terms of the Agreement and the Custodial Agreement.

9. For purposes of the foregoing, I have not regarded any legal or governmental actions, investigations or proceedings to be "threatened" unless the potential litigant or governmental authority has manifested to the legal department of the Company (either directly or to an officer of the Company who has relayed such information to the legal department) or an employee of the Company responsible for the receipt of process a present intention to initiate such proceedings; nor have I regarded any legal or governmental actions, investigations or proceedings as including those that are conducted by state or federal authorities in connection with their routine regulatory activities. The sale of each Mortgage Note and Mortgage as and in the manner contemplated by the Agreement is sufficient fully to transfer all right, title and interest of the Company thereto as noteholder and mortgagee, apart from the rights to service the Mortgage Loans pursuant to the Agreement.

10. The form of endorsement that is to be used with respect to the Mortgage Loans is legally valid and sufficient to duly endorse the Mortgage Notes to the Purchaser. Upon the completion of the endorsement of the Mortgage Notes and the completion of the assignments of the Mortgages, and the recording thereof, the endorsement of the Mortgage Notes, the delivery to the Custodian of the completed assignments of the Mortgages, and the delivery of the original endorsed Mortgage Notes to the Custodian would be sufficient to permit the entity to which such Mortgage Note is initially endorsed at the Purchaser's direction, and to whom such assignment of Mortgages is initially assigned at the Purchaser's direction, to avail itself of all protection available under applicable law against the claims of any present or future creditors of the Company, and would be sufficient to prevent any other sale, transfer, assignment, pledge or hypothecation of the Mortgages and the Mortgage Notes by the Company from being enforceable.

This opinion is given to you for your sole benefit, and no other person or entity is entitled to rely hereon except that the purchaser or purchasers to which you initially and directly resell the Mortgage Loans may rely on this opinion as if it were addressed to them as of its date.

Sincerely,




____________________
____________________


___________________/___________________

                                       EXHIBIT H

                           SERVICING CRITERIA TO BE ADDRESSED
                              IN ASSESSMENT OF COMPLIANCE

         The assessment of compliance to be delivered by [the Company][Name of
                Subservicer] shall address, as a minimum, the criteria
                  identified below as "Applicable Servicing Criteria"


------------------ ----------------------------------------------------------------------- ------------------- -------------------
   Reg AB                                      Servicing Criteria                              Applicable         Inapplicable
  Reference                                                                                Servicing Criteria  Servicing Criteria
------------------ ----------------------------------------------------------------------- ------------------- -------------------
                                         General Servicing Considerations
------------------ ----------------------------------------------------------------------- ------------------- -------------------
                   Policies and procedures are instituted to monitor any performance or            X
                   other triggers and events of default in accordance with the
1122(d)(1)(i)      transaction agreements.
------------------ ----------------------------------------------------------------------- ------------------- -------------------
                   If any material servicing activities are outsourced to third parties,           X
                   policies and procedures are instituted to monitor the third party's
1122(d)(1)(ii)     performance and compliance with such servicing activities.
------------------ ----------------------------------------------------------------------- ------------------- -------------------
                   Any requirements in the transaction agreements to maintain a back-up                                X
1122(d)(1)(iii)    servicer for the mortgage loans are maintained.
------------------ ----------------------------------------------------------------------- ------------------- -------------------
                   A fidelity bond and errors and omissions policy is in effect on the             X
                   party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise
1122(d)(1)(iv)     in accordance with the terms of the transaction agreements.
------------------ ----------------------------------------------------------------------- ------------------- -------------------
                                        Cash Collection and Administration
------------------ ----------------------------------------------------------------------- ------------------- -------------------
                   Payments on mortgage loans are deposited into the appropriate custodial         X
                   bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days
1122(d)(2)(i)      specified in the transaction agreements.
------------------ ----------------------------------------------------------------------- ------------------- -------------------
                   Disbursements made via wire transfer on behalf of an obligor or to an           X
1122(d)(2)(ii)     investor are made only by authorized personnel.
------------------ ----------------------------------------------------------------------- ------------------- -------------------
                   Advances of funds or guarantees regarding collections, cash flows or            X
                   distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the
1122(d)(2)(iii)    transaction agreements.
------------------ ----------------------------------------------------------------------- ------------------- -------------------
                   The related accounts for the transaction, such as cash reserve                  X
                   accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of
1122(d)(2)(iv)     cash) as set forth in the transaction agreements.
------------------ ----------------------------------------------------------------------- ------------------- -------------------
                   Each custodial account is maintained at a federally insured                     X
                   depository institution as set forth in the transaction
                   agreements. For purposes of this criterion, "federally
                   insured depository institution" with respect to a foreign
                   financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the
1122(d)(2)(v)      Securities Exchange Act.
------------------ ----------------------------------------------------------------------- ------------------- -------------------
1122(d)(2)(vi)     Unissued checks are safeguarded so as to prevent unauthorized access.           X
------------------ ----------------------------------------------------------------------- ------------------- -------------------
                   Reconciliations are prepared on a monthly basis for all asset-backed            X
                   securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A)
                   mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation;
                   and (D) contain explanations for reconciling items. These
                   reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in
1122(d)(2)(vii)    the transaction agreements.
------------------ ----------------------------------------------------------------------- ------------------- -------------------
                                        Investor Remittances and Reporting
------------------ ----------------------------------------------------------------------- ------------------- -------------------
                   Reports to investors, including those to be filed with the Commission,          X
                   are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A)
                   are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements;
                   (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of mortgage
1122(d)(3)(i)      loans serviced by the Servicer.
------------------ ----------------------------------------------------------------------- ------------------- -------------------
1122(d)(3)(ii)     Amounts due to investors are allocated and remitted in accordance with          X
                   timeframes,
------------------ ----------------------------------------------------------------------- ------------------- -------------------




------------------ ----------------------------------------------------------------------- ------------------- -------------------
                   distribution priority and other terms set forth in the
                   transaction agreements.
------------------ ----------------------------------------------------------------------- ------------------- -------------------
                   Disbursements made to an investor are posted within two                         X
                   business days to the Servicer's investor records, or such
                   other number of days specified in the
1122(d)(3)(iii)    transaction agreements.
------------------ ----------------------------------------------------------------------- ------------------- -------------------
                   Amounts remitted to investors per the investor reports agree with               X
                   cancelled checks, or other form of payment, or custodial bank
1122(d)(3)(iv)     statements.
------------------ ----------------------------------------------------------------------- ------------------- -------------------
                                             Pool Asset Administration
------------------ ----------------------------------------------------------------------- ------------------- -------------------
                   Collateral or security on mortgage loans is maintained as required              X
1122(d)(4)(i)      by the transaction agreements or related mortgage loan documents.
------------------ ----------------------------------------------------------------------- ------------------- -------------------
                   Mortgage loan and related documents are safeguarded as required by              X
1122(d)(4)(ii)     the transaction agreements
------------------ ----------------------------------------------------------------------- ------------------- -------------------
                   Any additions, removals or substitutions to the asset pool are made,            X
                   reviewed and approved in accordance with any conditions or
1122(d)(4)(iii)    requirements in the transaction agreements.
------------------ ----------------------------------------------------------------------- ------------------- -------------------
                   Payments on mortgage loans, including any payoffs, made in                      X
                   accordance with the related mortgage loan documents are
                   posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and
                   allocated to principal, interest or other items (e.g.,
                   escrow) in accordance with the related mortgage loan
1122(d)(4)(iv)     documents.
------------------ ----------------------------------------------------------------------- ------------------- -------------------
                   The Servicer's records regarding the mortgage loans agree with the              X
                   Servicer's records with respect to an obligor's unpaid principal
1122(d)(4)(v)      balance.
------------------ ----------------------------------------------------------------------- ------------------- -------------------
                   Changes with respect to the terms or status of an obligor's                     X
                   mortgage loans (e.g., loan modifications or re-agings)
                   are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and
1122(d)(4)(vi)     related pool asset documents.
------------------ ----------------------------------------------------------------------- ------------------- -------------------
                   Loss mitigation or recovery actions (e.g., forbearance plans,                   X
                   modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other
1122(d)(4)(vii)    requirements established by the transaction agreements.
------------------ ----------------------------------------------------------------------- ------------------- -------------------
                   Records documenting collection efforts are maintained                           X
                   during the period a mortgage loan is delinquent in
                   accordance with the transaction agreements. Such records
                   are maintained on at least a monthly basis, or such other
                   period specified in the transaction agreements, and
                   describe the entity's activities in monitoring delinquent
                   mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency
1122(d)(4)(viii)   is deemed temporary (e.g., illness or unemployment).
------------------ ----------------------------------------------------------------------- ------------------- -------------------
                   Adjustments to interest rates or rates of return for mortgage                   X
                   loans with variable rates are computed based on the related
1122(d)(4)(ix)     mortgage loan documents.
------------------ ----------------------------------------------------------------------- ------------------- -------------------
                   Regarding any funds held in trust for an obligor (such as escrow                X
                   accounts): (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B)
                   interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws;
                   and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other
1122(d)(4)(x)      number of days specified in the transaction agreements.
------------------ ----------------------------------------------------------------------- ------------------- -------------------
                   Payments made on behalf of an obligor (such as tax or                           X
                   insurance payments) are made on or before the related
                   penalty or expiration dates, as indicated on the
                   appropriate bills or notices for such payments, provided
                   that such support has been received by the servicer at
                   least 30 calendar days prior to these dates, or such other
1122(d)(4)(xi)     number of days specified in the transaction agreements.
------------------ ----------------------------------------------------------------------- ------------------- -------------------
                   Any late payment penalties in connection with any payment                       X
                   to be made on behalf of an obligor are paid from the
                   Servicer's funds and not charged to the obligor, unless the
1122(d)(4)(xii)    late payment was due to the obligor's error or omission.
------------------ ----------------------------------------------------------------------- ------------------- -------------------
                   Disbursements made on behalf of an obligor are posted
                   within two business days to the obligor's records                               X
                   maintained by the servicer, or such other
1122(d)(4)(xiii)   number of days specified in the transaction agreements.
------------------ ----------------------------------------------------------------------- ------------------- -------------------
                   Delinquencies, charge-offs and uncollectible accounts are                       X
                   recognized and recorded in accordance with the transaction
1122(d)(4)(xiv)    agreements.
------------------ ----------------------------------------------------------------------- ------------------- -------------------
                   Any external enhancement or other support, identified in                                            X
                   Item 1114(a)(1) through (3) or Item 1115 of Regulation
                   AB, is maintained as set forth in the
1122(d)(4)(xv)     transaction agreements.
------------------ ----------------------------------------------------------------------- ------------------- -------------------


                                       EXHIBIT I

                                 SARBANES CERTIFICATION

      Re: The [ ] agreement dated as of [ ], 200[ ] (the "Agreement"), among [IDENTIFY PARTIES]

I, ________________________________, the _______________________ of [Name of
Servicer] (the "Servicer"), certify to [the Purchaser], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

      (1) I have reviewed the servicer compliance statement of the Servicer provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Servicer's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and
      Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Servicer during 200[ ] that were delivered by the Servicer to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the "Servicer Servicing Information");

      (2) Based on my knowledge, the Servicer Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Servicer Servicing Information;

      (3) Based on my knowledge, all of the Servicer Servicing Information required to be provided by the Servicer under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

      (4) I am responsible for reviewing the activities performed by the Servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Servicer has fulfilled its obligations under the Agreement in all material respects; and

      (5) The Compliance Statement required to be delivered by the Servicer pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Servicer and by any Subservicer and Subcontractor pursuant to the Agreement have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.


                                        Date:

                                        By:____________________________
                                        Name:__________________________
                                        Title:_________________________

                                   EXHIBIT J

                  FREDDIE MAC REPRESENTATIONS AND WARRANTIES


1.    Eligible Products.

      With respect to each mortgage loan underlying the security, the borrower was not encouraged or required to select a mortgage loan product offered by the mortgage loan's originator which is a higher cost product designed for less creditworthy borrowers, taking into account such facts as, without limitation, the mortgage loan's requirements and the borrower's credit history, income, assets and liabilities. For a borrower who seeks financing through a mortgage loan originator's higher-priced subprime lending channel, the borrower should be directed towards or offered the mortgage loan originator's standard mortgage line if the borrower is able to qualify for one of the standard products.

2.    Borrower's Ability to Repay.

      The methodology used in underwriting the extension of credit for each mortgage loan in the trust did not rely on the extent of the borrower's equity in the collateral as the principal determining factor in approving such extension of credit. The methodology employed objective criteria that related such facts as, without limitation, the borrower's credit history, income, assets or liabilities, to the proposed mortgage payment and, based on such methodology, the mortgage loan's originator made a reasonable determination that at the time of origination the borrower had the ability to make timely payments on the mortgage loan.

3.    Points and Fees.

      No borrower under a mortgage loan in the trust was charged "points and fees" in an amount greater than (a) $1,000 or (b) 5% of the principal amount of such mortgage loan, whichever is greater. For purposes of this representation, "points and fees" (x) include origination, underwriting, broker and finder's fees and charges that the lender imposed as a condition of making the mortgage loan, whether they are paid to the lender or a third party; and (y) exclude bona fide discount points, fees paid for actual services rendered in connection with the origination of the mortgage (such as attorneys' fees, notaries fees and fees paid for property appraisals, credit reports, surveys, title examinations and extracts, flood and tax certifications, and home inspections); the cost of mortgage insurance or credit-risk price adjustments; the costs of title, hazard, and flood insurance policies; state and local transfer taxes or fees; escrow deposits for the future payment of taxes and insurance premiums; and other miscellaneous fees and charges that, in total, do not exceed 0.25 percent of the loan amount.

                                   EXHIBIT K

                           INDEMNIFICATION AGREEMENT

            Indemnification Agreement dated as of ___________, 200__ (the "Agreement") between Wells Fargo Bank, N.A. ("Company"), ___________ (the "Trust/Issuer" and _____________________ (the "Depositor").

            Reference is made to the issuance of ____________________, Series ________, Asset-Backed Certificates (the "Certificates"), pursuant to a [Pooling and Servicing Agreement or Trust Agreement], dated as of _______________ (the "[Pooling and Servicing Agreement/Trust Agreement"), among the Depositor as depositor, _________________ as master servicer and _____________________ as trustee. The Depositor will sell certain of the Certificates to _______________ (the "Underwriter") for offer and sale pursuant to the terms of an Underwriting Agreement, dated ______________, ____, between the Depositor and the Underwriter. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Pooling and Servicing Agreement.

            Reference is also made to the information provided by the Company contained in the Prospectus Supplement, under the caption, "The
Originators--______________" and "The Servicer--"__________" and any
information furnished by the Company to facilitate the Purchaser's compliance with Regulation AB of the Securities Act of 1933, as amended from time to time, and included in or incorporated by reference in the Prospectus Supplement (collectively, the "Company Information").

            1. (a) Company agrees to indemnify and hold harmless the Trust/Issuer and Depositor and each of its directors and officers and affiliates and each person, if any, who controls the Depositor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a "Depositor Indemnified Party"), against any and all actual losses, claims, expenses, damages or liabilities to which the Depositor Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof)
(i) arise out of or are based upon any untrue statement or (ii) alleged untrue statement of any material fact contained in the Company Information or omission to state therein, a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which such statements were made, not misleading (in each case, regardless of whether a final judgment has been entered by a finder of fact); provided, by way of clarification, that clause (ii) of this paragraph shall be construed solely by reference to the Company Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Company Information or any portion thereof is presented together with or separately from such other information. The Company will reimburse any such reasonable legal or other expenses actually incurred by the Depositor Indemnified Party in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which Company may otherwise have.

            (b) The Depositor agrees to indemnify and hold harmless the Company and each of its directors and officers and affiliates and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a "Company Indemnified Party" and collectively with any Depositor Indemnified Party, "Indemnified Parties"), against any and all actual losses, claims, expenses, damages or liabilities to which the Company Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, prospectus, prospectus supplement, any private placement memorandum, any offering circular, any computational materials, and any amendments or supplements to the foregoing other than with respect to the Company Information, or omission to state therein a material fact required to be stated therein or necessary to make the statements made therein not misleading (in each case, regardless of whether a final judgment has been entered by a finder of fact); and will reimburse such reasonable legal or other expenses actually incurred by the Company Indemnified Party in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which the Depositor may otherwise have.

            (c) Promptly after receipt by an Indemnified Party under this
Section 1 of notice of any claim or the commencement of any action described therein, such Indemnified Party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 1, notify the indemnifying party of such claim or the commencement thereof, but the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability that it may have to the Indemnified Party (a) under this Agreement except to the extent that the omission to notify the indemnifying party with respect to this Agreement has a material adverse effect on the indemnifying party's ability to interpose an adequate defense to such action or (b) other than under this Agreement. In case any such action is brought against the Indemnified Party, and it notifies the indemnifying party of the commencement thereof, the Indemnifying Party will be entitled to participate therein, and, to the extent that it may wish to do so, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to the Indemnified Party (who shall not, except with the consent of the Indemnified Party, be counsel to the indemnifying party), and, after notice from the indemnifying party to the Indemnified Party under this Section 1, the indemnifying party shall not be liable for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation.

            The Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party unless: (i) the employment thereof has been specifically authorized by the indemnifying party in writing (which authorization shall not be unreasonably withheld); (ii) a conflict or potential conflict exists (based on advice of counsel to the Indemnified Party) between the Indemnified Party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the Indemnified Party) or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the Indemnified Party, in which case, if the Indemnified Party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of the Indemnified Party, it being understood, however, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Indemnified Party, which firm shall be designated in writing by the Company, in the case of Company Indemnified Parties, or by the Depositor, in the case of Depositor Indemnified Parties.

            The Indemnified Party, as a condition of the indemnity agreements contained in Section 1(a), Section 1(b) and Section 1(c), shall use its best efforts to cooperate with the indemnifying party in the defense of any such action or claim. The indemnifying party shall not be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless the Indemnified Party from and against any loss or liability (to the extent set forth in Section 1(a), Section 1(b) or Section 1(c) as applicable) by reason of such settlement or judgment.

            2. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed by registered mail, postage prepaid, or transmitted by facsimile or electronic mail and confirmed by similar mailed writing as follows:

      (i)   if to the Company:

            Wells Fargo Bank, N.A.
            7430 New Technology Way
            Frederick, MD  21703
            Attention:  Structured Finance Manager, MAC X3906-012
            Fax:  301/846-8152

      (ii)  with a copy to:

            Wells Fargo Bank, N.A.
            1 Home Campus
            Des Moines, Iowa  50328-0001
            Attention:  General Counsel MAC X2401-06T
            Fax: 515/213-5192

            or such other address as may hereafter be furnished to the Depositor in writing by the Company;

      (iii) if to the Depositor:

            @
            @
            @
            @

            or such other address as may hereafter be furnished to the Company in writing by the Depositor.

      (iv)  if to the Trust/Issuer:

            @
            @
            @
            @
            or such other address as may hereafter be furnished to the Company in writing by the Trust/Issuer.

            3. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of such counterparts shall together constitute one instrument.

            4. This Agreement shall be construed in accordance with the laws of the State of New York.

            IN WITNESS WHEREOF, the Depositor and Company have caused their names to be signed by their respective officers thereunto duly authorized as of the date first above written.


                                    WELLS FARGO BANK, N.A.
                                    Company

                                    By:____________________________
                                    Name:
                                    Title:


                                    _______________________________
                                    Depositor

                                    By:____________________________
                                    Name:
                                    Title: